                                                                    Exhibit 99.1
                                                                  CONFORMED COPY

                               SALE AND SERVICING

                                    AGREEMENT

                                      among

                          AFG RECEIVABLES TRUST 1997-B

                                       as

                                     Issuer

                      KEY CONSUMER ACCEPTANCE CORPORATION,

                                       as
                                     Seller

                       KEY BANK USA, NATIONAL ASSOCIATION,

                                   as Servicer
                                       and

                              BANKERS TRUST COMPANY

                              as Indenture Trustee

                         Dated as of September 23, 1997

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
ARTICLE I.  DEFINITIONS........................................................1
      SECTION 1.1.  Definitions................................................1
      SECTION 1.2.  Other Interpretive Provisions..............................1

ARTICLE II.  CONVEYANCE OF RECEIVABLES.........................................2
      SECTION 2.1.  Conveyance of Receivables..................................2

ARTICLE III.  THE RECEIVABLES..................................................3
      SECTION 3.1.  Representations and Warranties as to Each Receivable.......3
      SECTION 3.2.  Representations and Warranties as to the Receivables in
                    the Aggregate..............................................6
      SECTION 3.3.  Repurchase upon Breach.....................................6
      SECTION 3.4.  Custodian of Receivable Files..............................7

ARTICLE IV.  ADMINISTRATION AND SERVICING OF RECEIVABLES......................10
      SECTION 4.1.  Duties of Servicer........................................10
      SECTION 4.2.  Collection of Receivable Payments.........................11
      SECTION 4.3.  Realization upon Receivables..............................11
      SECTION 4.4.  Physical Damage Insurance.................................12
      SECTION 4.5.  Maintenance of Security Interests in Financed Vehicles....12
      SECTION 4.6.  Covenants of Servicer.....................................13
      SECTION 4.7.  Purchase by Servicer upon Breach..........................13
      SECTION 4.8.  Servicing Fee.............................................14
      SECTION 4.9.  Servicer's Report.........................................14
      SECTION 4.10. Annual Statement as to Compliance; Notice of Default......14
      SECTION 4.11. Annual Independent Certified Public Accountants' Report...15
      SECTION 4.12. Access to Certain Documentation and Information
                    Regarding Receivables.....................................15
      SECTION 4.13. Reports to the Commission.................................16
      SECTION 4.14. Reports to the Rating Agencies............................16
      SECTION 4.15. Servicer Expenses.........................................16

ARTICLE V.  DISTRIBUTIONS; RESERVE ACCOUNT;
            STATEMENTS TO CERTIFICATEHOLDERS AND
            NOTEHOLDERS.......................................................17
      SECTION 5.1.  Establishment of Trust Accounts...........................17
      SECTION 5.2.  Collections...............................................18
      SECTION 5.3.  Transfers by Seller as Certificateholder..................19
      SECTION 5.4.  Additional Deposits.......................................19
      SECTION 5.5.  Distributions.............................................19


                                        i
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      SECTION 5.6.  Statements to Certificateholders and Noteholders..........21
      SECTION 5.7.  Net Deposits..............................................22
      SECTION 5.8.  Reserve Account...........................................22

ARTICLE VI.  SELLER...........................................................24
      SECTION 6.1.  Representations of Seller.................................24
      SECTION 6.2.  Continued Existence.......................................26
      SECTION 6.3.  Liability of Seller; Indemnities..........................26
      SECTION 6.4.  Merger or Consolidation of, or Assumption of the
                    Obligations of, Seller....................................27
      SECTION 6.5.  Limitation on Liability of Seller and Others..............28
      SECTION 6.6.  Seller May Own Certificates or Notes......................28
      SECTION 6.7.  Indebtedness of Seller....................................28
ARTICLE VII.  SERVICER........................................................28
      SECTION 7.1.  Representations of Servicer...............................28
      SECTION 7.2.  Indemnities of Servicer...................................30
      SECTION 7.3.  Merger or Consolidation of, or Assumption of the
                    Obligations of, Servicer..................................31
      SECTION 7.4.  Limitation on Liability of Servicer and Others............32
      SECTION 7.5.  Key Bank USA Not To Resign as Servicer....................32
      SECTION 7.6.  Existence.................................................32
      SECTION 7.7.  Servicer May Own Notes or Certificates....................32

ARTICLE VIII.  SERVICER TERMINATION EVENTS....................................33
      SECTION 8.1.  Servicer Termination Event................................33
      SECTION 8.2.  Appointment of Successor..................................34
      SECTION 8.3.  Payment of Servicing Fee..................................35
      SECTION 8.4.  Notification to Noteholders and Certificateholders........35
      SECTION 8.5.  Waiver of Past Defaults...................................35

ARTICLE IX.  TERMINATION......................................................36
      SECTION 9.1.  Optional Purchase of All Receivables; Termination Notice..36

ARTICLE X.  MISCELLANEOUS PROVISIONS..........................................36
      SECTION 10.1. Amendment.................................................36
      SECTION 10.2. Protection of Title to Trust Property.....................38
      SECTION 10.3. Notices...................................................39
      SECTION 10.4. Assignment................................................40
      SECTION 10.5. Limitations on Rights of Others...........................40
      SECTION 10.6. Severability..............................................40
      SECTION 10.7. Separate Counterparts.....................................40
      SECTION 10.8. Headings..................................................40
      SECTION 10.9. Governing Law.............................................41

                                                    SALE AND SERVICING AGREEMENT


                                       ii
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      SECTION 10.10.    Assignment to Indenture Trustee.....................41
      SECTION 10.11.    Nonpetition Covenant................................41
      SECTION 10.12.    Limitation of Liability of Owner Trustee and
                        Indenture Trustee...................................41
      SECTION 10.13.    Further Assurances..................................41
      SECTION 10.14.    No Waiver; Cumulative Remedies......................42

||


                                    SCHEDULES

Schedule A  --     Schedule of Receivables
Schedule B  --     Location of Receivables Files

                                    EXHIBITS

Exhibit A   --     Form of Monthly Certificateholder Statement
Exhibit B   --     Form of Monthly Noteholder Statement
Exhibit C   --     Form of Servicer's Report

                                    APPENDIX

Appendix X  --     Definitions

                                                    SALE AND SERVICING AGREEMENT


                                       iii
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      SALE AND SERVICING AGREEMENT dated as of September 23, 1997 (this
"Agreement") among AFG RECEIVABLES TRUST 1997-B, a Delaware business trust ("Issuer"), KEY CONSUMER ACCEPTANCE CORPORATION, a Delaware corporation (in its capacity as seller, "Seller"), KEY BANK USA, NATIONAL ASSOCIATION, (in its capacity as servicer, "Servicer") and BANKERS TRUST COMPANY, a New York banking corporation (in its capacity as indenture trustee, "Indenture Trustee").

      WHEREAS, Issuer desires to purchase from Seller a portfolio of receivables arising in connection with Motor Vehicle Loans purchased or originated by AFG and sold to Seller under the Purchase Agreement;

      WHEREAS, Seller is willing to sell such receivables to Issuer; and

      WHEREAS, Servicer is willing to service such receivables.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I.  DEFINITIONS.

      SECTION 1.1. Definitions. Capitalized terms are used in this Agreement as defined in Appendix X to this Agreement.

      SECTION 1.2. Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in
Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                                    SALE AND SERVICING AGREEMENT

ARTICLE II.  CONVEYANCE OF RECEIVABLES.

      SECTION 2.1. Conveyance of Receivables. In consideration of Issuer's delivery to, or upon the order of, Seller of Notes and Certificates, in aggregate principal amounts equal to the initial principal amounts of the Notes and the initial Certificate Balance, respectively, Seller does hereby sell, transfer, assign, set over and otherwise convey to Issuer, without recourse, subject to the obligations herein (collectively, the "Trust Property"):

      (a) all right, title and interest of Seller in and to the Receivables, and all moneys received thereon after the Cutoff Date;

      (b) all right, title and interest of Seller in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Seller in the Financed Vehicles and any other property that shall secure the Receivables;

      (c) the interest of Seller in any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender's single interest insurance policy naming AFG as an insured;

      (d) rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Receivables, in each case, to the extent the Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Receivable;

      (e) the interest of Seller in any proceeds from (i) any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, (ii) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Motor Vehicle Loan or (iii) any Dealer Recourse or other rights relating to the Receivables under Dealer Agreements;

      (f) all right, title and interest in all funds on deposit from time to time in the Trust Accounts, and in all investments and proceeds thereof (but excluding all investment income thereon);

      (g) all right, title and interest of Seller under the Purchase Agreement, including the right of Seller to cause AFG to repurchase Receivables from Seller;

      (h) all right, title and interest of Seller in any instrument or document relating to the

Receivables; and

      (i) the proceeds of any and all of the foregoing.

      The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Issuer of any obligation of AFG to the

                                                    SALE AND SERVICING AGREEMENT


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Obligors, the Dealers or any other Person in connection with the Receivables and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

ARTICLE III.  THE RECEIVABLES.

      SECTION 3.1. Representations and Warranties as to Each Receivable. Seller hereby makes the following representations and warranties as to each Receivable conveyed by it to Issuer hereunder on which Issuer shall rely in acquiring the Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

      (a) Characteristics of Receivables. The Receivable has been fully and properly executed by the parties thereto and (i) has been originated by a Dealer in the ordinary course of such Dealer's business and has been purchased by AFG in the ordinary course of AFG's business and in accordance with AFG's underwriting standards to finance the retail sale by a Dealer of the related Financed Vehicle or has otherwise been acquired by AFG, (ii) AFG has underwriting standards that require physical damage insurance to be maintained on the related Financed Vehicle, (iii) is secured by a valid, subsisting, binding and enforceable first priority security interest in favor of AFG in the Financed Vehicle (subject to administrative delays and clerical errors on the part of the applicable government agency and to any statutory or other lien arising by operation of law after the Closing Date which is prior to such security interest), which security interest is assignable together with such Receivable, and has been so assigned to Seller, and subsequently assigned by Seller to Issuer, (iv) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (v) provided, at origination, for level monthly payments (provided, that the amount of the last payment may be different), which fully amortize the Initial Principal Balance over the original term, (vi) provides for interest at the Contract Rate specified in the Schedule of Receivables, (vii) was originated in the United States and (viii) constitutes "chattel paper" as defined in the UCC.

      (b) Individual Characteristics. The Receivables have the following individual characteristics as of the Cutoff Date; (i) each Receivable is secured by a Motor Vehicle; (ii) each Receivable has a Contract Rate of at least 13.94% and not more than 29.34%; (iii) each Receivable had a remaining term, as of the Cutoff Date, of not less than 16 months and not more than 59 months; (iv) each Receivable had an Initial Principal Balance of not less than $3,219.50 and not more than $30,229.05; (v) no Receivable was more than 30 days past due as of the Cutoff Date; (vi) no Financed Vehicle had been repossessed as of the Cutoff Date; (vii) no Receivable is subject to a force placed Physical Damage Insurance Policy on the related Financed Vehicle; and (viii) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of the Receivable. The Receivables were selected using selection procedures that were not intended by AFG or Seller to be adverse to the Holders.

      (c) Schedule of Receivables. The information with respect to each Receivable set forth in the Schedule of Receivables, including (without limitation) the account number of the Obligor,

                                                    SALE AND SERVICING AGREEMENT


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the Initial Principal Balance, and the Contract Rate, was true and correct in all material respects as of the close of business on the Cutoff Date.

      (d) Compliance with Law. The Receivable complied at the time it was originated or made, and will comply as of the Closing Date, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Fair Debt Collection Practices Act, Federal Reserve Board Regulations B and Z and any other consumer credit, consumer protection, equal opportunity and disclosure laws.

      (e) Binding Obligation. The Receivable constitutes the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable in all material respects by the holder thereof in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally, and the Receivable is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury.

      (f) Lien in Force. Neither Seller nor AFG has taken any action which would have the effect of releasing the related Financed Vehicle from the Lien granted by the Receivable in whole or in part.

      (g) No Amendment or Waiver. No material provision of the Receivable has been amended, waived, altered or modified in any respect, except such waivers as would be permitted under this Agreement, and no amendment, waiver, alteration or modification causes such Receivable not to conform to the other representations or warranties contained in this Section.

      (h) No Liens. Neither Seller nor AFG has received notice of any Liens or claims, including Liens for work, labor, materials or unpaid state or federal taxes, relating to the Financed Vehicle securing the Receivable, that are or may be prior to or equal to the Lien granted by the Receivable.

      (i) No Default. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cutoff Date, to the knowledge of Seller, no default, breach, violation or event permitting acceleration under the terms of the Receivable exists and no continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable has arisen.

      (j) Insurance. The Receivable requires the Obligor to insure the Financed Vehicle under a Physical Damage Insurance Policy, pay the premiums for such insurance and keep such insurance in full force and effect.

      (k) Good Title. It is the intention of Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from Seller to Issuer and that the beneficial interest

                                                    SALE AND SERVICING AGREEMENT
in and title to the Receivables not be part of Seller's estate in the event of the filing of a bankruptcy petition by or against Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by Seller to any Person other than Issuer. Immediately prior to the transfer and assignment herein contemplated, Seller had good and marketable title to the Receivable free and clear of any Lien and had full right and power to transfer and assign the Receivable to Issuer and immediately upon the transfer and assignment of the Receivable to Issuer, Issuer shall have good and marketable title to the Receivable, free and clear of any Lien; and Issuer's interest in the Receivable resulting from the transfer has been perfected under the UCC.

      (l) Obligations. AFG has duly fulfilled all material obligations on its part to be fulfilled under, or in connection with, the Receivable.

      (m) Possession. There is only one original executed Receivable, and immediately prior to the Closing Date, AFG will have possession of such original executed Receivable.

      (n) No Government Obligor. The Obligor on the Receivable is not the United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any state thereof or any local government.

      (o) Marking Records. By the Closing Date, Seller shall have caused the portions of Seller's and AFG's electronic master record of Motor Vehicle Loans relating to the Receivables to be clearly and unambiguously marked to show that the Receivable is owned by Issuer in accordance with the terms of this Agreement.

      (p) No Assignment. As of the Closing Date, Seller shall not have taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies or Dealer Agreements, or payments due under the Receivable, that is senior to, or equal with, that of Issuer.

      (q) Lawful Assignment. The Receivable has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer or assignment of such Receivable hereunder or pursuant to transfers of the Notes or Certificates are unlawful, void or voidable. Neither Seller nor AFG has entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

      (r) Dealer Agreements. A Dealer Agreement for each Receivable is in effect whereby the Dealer warrants title to the Motor Vehicle and indemnifies AFG that is a party to said Dealer Agreement against the unenforceability of each Receivable sold thereunder, and the rights of AFG thereunder, with regard to the Receivable sold hereunder, have been validly assigned to and are enforceable against the Dealer by the Seller and then to and by the Issuer, along with any Dealer Recourse.

                                                    SALE AND SERVICING AGREEMENT

      (s) Composition of Receivable. No Receivable has a Principal Balance which includes capitalized interest or late charges.

      (t) Database File. The information included with respect to each Receivable in the database file delivered pursuant to Section 4.9(b) is accurate and complete in all material respects.

      SECTION 3.2. Representations and Warranties as to the Receivables in the Aggregate. Seller hereby makes the following representations and warranties as to the Receivables conveyed by it to Issuer hereunder on which Issuer shall rely in acquiring the Receivables. Unless otherwise indicated, such representations and warranties shall speak as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

      (a) Amounts. The Original Pool Balance was $110,004,479.62.

      (b) Aggregate Characteristics. The Receivables had the following characteristics in the aggregate as of the Cutoff Date: (i) approximately 13.15% of the Original Pool Balance was attributable to loans for purchases of new Financed Vehicles, and approximately 86.85% of the Original Pool Balance was attributable to loans for purchases of used Financed Vehicles; (ii) approximately 22.11% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of North Carolina and 18.04% of the Original Pool Balance was attributable to Receivables the mailing addresses of the Obligors with respect to which are located in the State of California, 6.91% in the State of Texas, 5.55% in the State of Arizona and 5.37% in the State of Oklahoma, and no other state accounts for more than 5% of the Original Pool Balance; (iii) the weighted average Contract Rate of the Receivables was 20.03%; (iv) there are 9,006 Receivables being conveyed by Seller to Issuer; (v) the average Cutoff Date Principal Balance of the Receivables was $12,214.58 and (vi) the weighted average original term and weighted average remaining term of the Receivables were 57.12 months and 54.45 months, respectively.

      SECTION 3.3. Repurchase upon Breach. Seller, Servicer, Indenture Trustee or Owner Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery (or, with respect to the Indenture Trustee or Owner Trustee, upon actual knowledge of a Responsible Officer) of any breach or failure to be true of the representations or warranties made by Seller in Section 3.1, provided that the failure to give such notice shall not affect any obligation of Seller. If the breach or failure shall not have been cured by the last day of the Collection Period which includes the 60th day (or if Seller elects, the 30th day) after the date on which Seller becomes aware of, or receives written notice from Owner Trustee, Indenture Trustee or Servicer of, such breach or failure, and such breach or failure materially and adversely affects the interests of Issuer and the Holders in any Receivable, Seller shall repurchase each such affected Receivable from Issuer as of such last day of such Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of such last day of such Collection Period. Notwithstanding the foregoing, any such breach or failure with respect to the representations and warranties contained in Section 3.1 will not be deemed to have such a material and adverse effect

                                                    SALE AND SERVICING AGREEMENT
with respect to a Receivable if the facts resulting in such breach or failure do not affect the ability of Issuer to receive and retain payment in full on such Receivable. In consideration of the repurchase of a Receivable hereunder, Seller shall remit the Purchase Amount of such Receivable, no later than the close of business on the next Deposit Date, in the manner specified in Section 5.4. The sole remedy of Issuer, the Owner Trustee, the Indenture Trustee or the Holders with respect to a breach or failure to be true of the representations or warranties made by Seller pursuant to Section 3.1 shall be to require Seller to repurchase Receivables pursuant to this Section.

      SECTION 3.4. Custodian of Receivable Files. (a) Custody. To assure uniform quality in servicing the Receivables and to reduce administrative costs, Issuer, upon the execution and delivery of this Agreement, revocably appoints Custodian, as agent, and Custodian accepts such appointment, to act as agent on behalf of Issuer to maintain custody of the following documents or instruments, which are hereby constructively delivered to Issuer with respect to each Receivable (collectively, a "Receivable File"):

            (i) fully executed original of the Receivable;

            (ii) any documents customarily delivered to or held by Seller or Servicer evidencing the existence of any Physical Damage Insurance Policies;

            (iii) the original credit application, fully executed by the Obligor;

            (iv) the original certificate of title, or such other documents as AFG keeps on file, in accordance with its customary procedures, evidencing the security interest of AFG in the Financed Vehicle;

            (v) originals or true copies of all documents, instruments or writings relating to extensions, amendments or waivers of the Receivable; and

            (vi) any and all other documents or electronic records that Seller, AFG or Servicer, as the case may be, keeps on file, in accordance with its customary procedures, relating to the Receivable, any Insurance Policies, the Obligor or the Financed Vehicle.

      (b) Safekeeping. Servicer, in its capacity as Custodian, shall hold the Receivable Files as agent on behalf of Issuer and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable as shall enable Servicer and Issuer to comply with the terms and provisions of this Agreement applicable to them. In performing its duties as Custodian hereunder, Custodian shall act with reasonable care, exercising the degree of skill, attention and care that Custodian exercises with respect to receivable files relating to other similar motor vehicle loans owned and/or serviced by Custodian and that is consistent with industry standards. In accordance with its customary practice with respect to its retail installment sale contracts, Custodian shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, and shall maintain the Receivable Files in such a manner as shall enable Owner Trustee to verify, if Owner Trustee so

                                                    SALE AND SERVICING AGREEMENT
elects, the accuracy of the record keeping of Custodian. Custodian shall promptly report to Owner Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided, and promptly take appropriate action to remedy any such failure. Custodian hereby acknowledges receipt of the Receivable File for each Receivable listed on the Schedule of Receivables. Nothing herein shall be deemed to require Issuer, Owner Trustee or Indenture Trustee to verify the accuracy of the record keeping of the Custodian.

      (c) Maintenance of and Access to Records. Custodian shall maintain each Receivable File at the location specified in Schedule B to this Agreement, or at such other office of Custodian within the United States (or, in the case of any successor Custodian, within the State in which its principal place of business is located) as shall be specified to Issuer by 30 days' prior written notice. At the reasonable direction of the Owner Trustee or Indenture Trustee, Custodian shall make available to Owner Trustee, Indenture Trustee and their respective agents (or, when requested in writing by Owner Trustee or Indenture Trustee, their respective attorneys or auditors) the Receivable Files and the related accounts, records and computer systems maintained by Custodian at such times during the normal business hours of Custodian for purposes of inspecting, auditing or making copies of abstracts of the same.

      (d) Release of Documents. Upon written instructions from Indenture Trustee (or, if no Notes are then Outstanding, Owner Trustee), Custodian shall release any document in the Receivable Files to Indenture Trustee or Owner Trustee or its respective agent or designee, as the case may be, at such place or places as Indenture Trustee or Owner Trustee may designate, as soon thereafter as is practicable. Any document so released shall be handled by Indenture Trustee or Owner Trustee with due care and returned to Custodian for safekeeping as soon as Indenture Trustee or Owner Trustee or its respective agent or designee, as the case may be, shall have no further need therefor.

      (e) Title to Receivables. Custodian agrees that, in respect of any Receivable File held by Custodian hereunder, Custodian will not at any time have or in any way attempt to assert any interest in such Receivable File or the related Receivable, other than solely for the purpose of collecting or enforcing the Receivable for the benefit of Issuer and that the entire equitable interest in such Receivable and the related Receivable File shall at all times be vested in Issuer.

      (f) Instructions; Authority to Act. Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by an Authorized Officer of Indenture Trustee or Owner Trustee, as applicable. A certified copy of excerpts of certain resolutions of the Board of Directors of Indenture Trustee or Owner Trustee, as applicable, shall constitute conclusive evidence of the authority of any such Authorized Officer to act and shall be considered in full force and effect until receipt by Custodian of written notice to the contrary given by Indenture Trustee or Owner Trustee, as applicable.

      (g) Custodian's Indemnification. Custodian shall indemnify and hold harmless Issuer, Owner Trustee and Indenture Trustee, and each of their respective officers, directors, employees and agents and the Holders from and against any and all liabilities, obligations, losses, compensatory

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
damages, payments, costs or expenses (including legal fees if any) of any kind whatsoever that may be imposed on, incurred or asserted against Issuer, Owner Trustee, Indenture Trustee or the Holders as the result of any act or omission of Custodian relating to the maintenance and custody of the Receivable Files; provided that Custodian shall not be liable hereunder to the Owner Trustee or Indenture Trustee to the extent that such liabilities, obligations, losses, compensatory damages, payments, costs or expenses result from the willful misfeasance, bad faith or negligence of Owner Trustee or Indenture Trustee, as the case may be. Indemnification under this subsection (g) shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of this Agreement and the resignation or removal of Owner Trustee or Indenture Trustee, as the case may be. If Custodian shall have made any indemnity payments to Owner Trustee or Indenture Trustee pursuant to this Section and Owner Trustee or Indenture Trustee thereafter shall collect any of such amounts from Persons other than Custodian, Owner Trustee or Indenture Trustee, as the case may be, shall, as soon as practicable following such receipt thereof, repay such amounts to Custodian, without interest.

      (h) Effective Period and Termination. Servicer's appointment as Custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this subsection (h). If Servicer shall resign as Servicer in accordance with Section 7.5 or if all of the rights and obligations of Servicer shall have been terminated under Section 8.1, the appointment of Servicer as Custodian hereunder may be terminated by the Owner Trustee or Indenture Trustee or by the Holders of Notes evidencing not less than 50% of the aggregate Outstanding Amount of the Notes (or, if no Notes are then Outstanding, the Holders of Certificates representing not less than 50% of the Certificate Balance), in each case in the same manner as Owner Trustee or Indenture Trustee or such Holders may terminate the rights and obligations of Servicer under Section 8.1. The Indenture Trustee, at the direction of Holders of Notes evidencing not less than 50% of the aggregate Outstanding Amount of the Notes, or, if no Notes are then Outstanding, the Owner Trustee at the direction of Holders of Certificates evidencing not less than 50% of the Certificate Balance, may terminate Servicer's appointment as Custodian hereunder at any time with cause, or with 30 days' prior written notice without cause. As soon as practicable after any termination of such appointment Servicer shall deliver, or cause to be delivered, the Receivable Files to Indenture Trustee or Owner Trustee, as applicable, or its respective agent or designee at such place or places as Indenture Trustee or Owner Trustee, as applicable, may reasonably designate. Notwithstanding any termination of Servicer as Custodian hereunder (other than in connection with a termination resulting from the termination of Servicer, as such, pursuant to Section 8.1), from and after the date of such termination, and for so long as Servicer is acting as such pursuant to this Agreement, Indenture Trustee shall provide, or cause the successor Custodian to provide, access to the Receivable Files to Servicer, at such times as Servicer shall reasonably request, for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Receivables hereunder.

      (i) Delegation. Custodian may, at any time without notice or consent, delegate any or all of its duties under the Basic Documents to AFG; provided that no such delegation shall relieve Custodian of its responsibility with respect to such duties and Custodian shall remain obligated and liable to Issuer and the Holders for its duties hereunder as if Custodian alone were performing such duties.

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
ARTICLE IV.  ADMINISTRATION AND SERVICING OF RECEIVABLES.

      SECTION 4.1. Duties of Servicer. (a) Servicer is hereby authorized to act as agent for Issuer and in such capacity shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables), and perform the other actions required by Servicer under this Agreement, with reasonable care. Without limiting the standard set forth in the preceding sentence, Servicer shall use a degree of skill, attention and care that is not less than Servicer exercises with respect to comparable Motor Vehicle Loans that it services for itself or others and that is consistent with prudent industry standards. Servicer's duties shall include the collection and posting of all payments, responding to inquiries by Obligors on the Receivables, or by federal, state or local governmental authorities, investigating delinquencies, sending payment coupons or monthly invoices to Obligors, reporting required tax information to Obligors, accounting for Collections, monitoring the status of Physical Damage Insurance Policies with respect to the Financed Vehicles as provided in Section 4.4(a), furnishing monthly and annual statements to Owner Trustee and Indenture Trustee with respect to distributions, providing collection and repossession services in the event of Obligor default and performing the other duties specified herein.

      In accordance with its customary servicing procedures, Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Physical Damage Insurance Policies as provided in Section 4.4 and the Dealer Agreements. Without limiting the generality of the foregoing, Servicer is hereby authorized and empowered by Issuer to execute and deliver, on behalf of itself, Indenture Trustee, Issuer, Owner Trustee and the Holders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles, all in accordance with this Agreement; provided that notwithstanding the foregoing, Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in connection with a de minimis deficiency which Servicer would not attempt to collect in accordance with its customary procedures. If Servicer shall commence a legal proceeding to enforce a Receivable, Issuer shall thereupon be deemed to have automatically assigned such Receivable to Servicer, which assignment shall be solely for purposes of collection.

      (b) Servicer may, at any time without notice (except that Servicer shall give written notice to each Rating Agency of any delegation outside the ordinary course of business of the substantial portion of its servicing business) or consent, delegate (i) any or all duties under this Agreement to any Person more than 50% of the voting securities of which are owned, directly or indirectly, by KeyCorp, an Ohio corporation, so long as Key Bank USA acts as Servicer, or (ii) specific duties to sub-contractors who are in the business of performing such duties; provided that no such delegation shall relieve Servicer of its responsibility with respect to such duties and Servicer shall remain obligated and liable to Issuer and the Holders for servicing and administering the Receivables in accordance with this Agreement as if Servicer alone were performing such duties.

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
      SECTION 4.2. Collection of Receivable Payments. (a) Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and otherwise act with respect to the Receivables, the Physical Damage Insurance Policies, the Dealer Agreements and related property in such manner as will, in the reasonable judgment of Servicer, maximize the amount to be received by Issuer with respect thereto, in accordance with the standard of care required by
Section 4.1. Servicer shall be entitled to amend or modify any Receivable in accordance with its customary procedures if Servicer believes in good faith that such amendment or modification is in Issuer's best interests; provided that Servicer may not, unless ordered by a court of competent jurisdiction or otherwise required by applicable law, (i) extend a Receivable beyond the Final Scheduled Maturity Date or (ii) reduce the Principal Balance or Contract Rate of any Receivable. If Servicer fails to comply with the provisions of the preceding sentence, Servicer shall be required to purchase the Receivable or Receivables affected thereby, for the Purchase Amount, in the manner specified in Section
4.7 as of the last day of the Collection Period in which such failure occurs. Servicer may, in its discretion (in accordance with its customary standards, policies and procedures), waive any prepayment charge, late payment charge, extension fee or any other fee that may be collected in the ordinary course of servicing a Receivable.

      (b) If in the course of collecting payments under the Receivables, Servicer determines to set off any obligation of Servicer to an Obligor against an amount payable by the Obligor with respect to such Receivable, Servicer shall deposit the amount so set off in the Collection Account, no later than the close of business on the Deposit Date for the Collection Period in which the set-off occurs. All references herein to payments or Liquidation Proceeds collected by Servicer shall include amounts set-off by Servicer.

      SECTION 4.3. Realization upon Receivables. On behalf of Issuer, Servicer shall charge off a Receivable in no event later than 120 days after such Receivable shall have become delinquent and shall use reasonable efforts to repossess and liquidate the Financed Vehicle securing any Defaulted Receivable as soon as feasible after such Receivable becomes a Defaulted Receivable, in accordance with the standard of care required by Section 4.1. In taking such action, Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of Motor Vehicle Loans, and as are otherwise consistent with the standard of care required under Section 4.1, which shall include exercising any rights under the Dealer Agreements and selling the Financed Vehicle at public or private sale. Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds or pursuing any deficiency claim against the related Obligor, but only out of the cash proceeds of such Financed Vehicle or any deficiency obtained from the Obligor. The foregoing shall be subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds of the related Receivable by an amount equal to or greater than the amount of such expenses.

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
      If Servicer elects to commence a legal proceeding to enforce a Dealer Agreement, the act of commencement shall be deemed to be an automatic assignment from Issuer to Servicer of the rights under such Dealer Agreement. If, however, in any enforcement suit or legal proceeding, it is held that Servicer may not enforce a Dealer Agreement on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Owner Trustee, on behalf of Issuer, at Servicer's expense, or Seller, at Servicer's expense, shall take such steps as Servicer deems necessary to enforce the Dealer Agreement, including bringing suit in Issuer's name or the name of Owner Trustee or Indenture Trustee.

      SECTION 4.4. Physical Damage Insurance. (a) The Receivables require that each Financed Vehicle be insured under a Physical Damage Insurance Policy. Servicer shall monitor or cause to be monitored, the status of such physical damage insurance coverage to the extent consistent with its customary servicing procedures. If Servicer shall determine that an Obligor has failed to obtain or maintain a Physical Damage Insurance Policy covering the related Financed Vehicle, Servicer shall use reasonable efforts in accordance with its customary servicing procedures to enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical damage insurance, provided that Servicer shall not be required to take such actions if there is in place a lender's single interest policy with respect to the related Financed Vehicle that complies with Servicer's customary requirements. It is understood that Servicer will not "force-place" any Physical Damage Insurance Policy on any Financed Vehicle.

      (b) Servicer may sue to enforce or collect upon the Physical Damage Insurance Policies, in its own name, if possible, or as agent for Issuer. If Servicer elects to commence a legal proceeding to enforce a Physical Damage Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of Issuer under such Physical Damage Insurance Policy to Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that Servicer may not enforce a Physical Damage Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Physical Damage Insurance Policy, Owner Trustee, on behalf of Issuer, at Servicer's expense, or Seller, at Servicer's expense, shall take such steps as Servicer deems necessary to enforce such Physical Damage Insurance Policy, including bringing suit in Issuer's name or the name of Owner Trustee or Indenture Trustee. Servicer shall make all claims and enforce its rights under any lender's single interest insurance policy (to the extent such claims or rights relate to Receivables) for the benefit of the Issuer and shall treat as Collections all related proceeds of such policies.

      SECTION 4.5. Maintenance of Security Interests in Financed Vehicles. Servicer, in accordance with the standard of care required under Section 4.1, shall take such reasonable steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle for the benefit of Issuer and the Indenture Trustee. Issuer hereby authorizes Servicer, and Servicer hereby agrees, to take such reasonable steps as are necessary to re-perfect such security interest on behalf of Issuer in the event Servicer receives notice of the relocation of a Financed Vehicle. If there has been a Servicer Termination Event, Seller and Servicer, at their expense, shall promptly and duly execute and deliver such documents and instruments, and take such other reasonable actions as may be necessary, as evidenced by an Opinion of Counsel delivered

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
to Issuer, Owner Trustee and Indenture Trustee to perfect Issuer's and Indenture Trustee's interest in the Trust Property against all other Persons, including the delivery of the Receivables and the Receivable Files to Indenture Trustee (or Owner Trustee if no Notes are then Outstanding) its agent or designee, the endorsement and delivery of the Physical Damage Insurance Policies or the notification of the insurers thereunder, the execution of transfer instruments, and the endorsement to Indenture Trustee (or Owner Trustee if no Notes are then Outstanding) and the delivery of the certificates of title to the Financed Vehicles to the appropriate department or departments of motor vehicles (or other appropriate governmental agency).

      SECTION 4.6. Covenants of Servicer. Servicer makes the following covenants on which Issuer relies in acquiring the Receivables:

      (a) Security Interest to Remain in Force. Servicer shall not release any Financed Vehicle from the security interest granted by the related Receivable in whole or in part, except upon payment in full of the Receivable or as otherwise contemplated herein.

      (b) No Impairment. Servicer shall not impair in any material respect the rights of the Issuer or the Holders in the Receivables, the Dealer Agreements or the Physical Damage Insurance Policies or, subject to clause (c), otherwise amend or alter the terms thereof if, as a result of such amendment or alteration, the interests of Issuer and the Holders hereunder would be materially and adversely affected.

      (c) Amendments. Servicer shall not amend or otherwise modify any Receivable (including the grant of any extension thereunder), except in accordance with Section 4.2.

      SECTION 4.7. Purchase by Servicer upon Breach. Seller, Servicer, Indenture Trustee or Owner Trustee, as the case may be, shall inform the other parties promptly, in writing, upon the discovery (or, in the case of the Indenture Trustee or Owner Trustee, upon actual knowledge of a Responsible Officer) of any breach by Servicer of its covenants under Section 4.5 or 4.6; provided that the failure to give such notice shall not affect any obligation of Servicer. Unless the breach shall have been cured by the last day of the Collection Period which includes the 60th day (or the 30th day, if Servicer so elects) after the date on which Servicer becomes aware of, or receives written notice of, such breach, and such breach materially and adversely affects the interests of Issuer and the Holders in any Receivable, Servicer shall purchase such Receivable from Issuer as of the last day of the Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of the last day of such Collection Period; provided that in the case of a breach of the covenant contained in
Section 4.6(c), Servicer shall be obligated to purchase the affected Receivable or Receivables on the Deposit Date immediately succeeding the Collection Period during which Servicer becomes aware of, or receives written notice of, such breach. In consideration of the purchase of a Receivable hereunder, Servicer shall remit the Purchase Amount of such Receivable in the manner specified in
Section 5.4. The sole remedy of Issuer, Owner Trustee, Indenture Trustee or the Holders against Servicer with respect to a breach pursuant to Section 4.5 or 4.6 shall be to require Servicer to repurchase Receivables pursuant to this Section.

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
      SECTION 4.8. Servicing Fee. The servicing fee for each Distribution Date shall equal the product of (i) one-twelfth, (ii) the Servicing Fee Rate and
(iii) the Pool Balance as of the opening of business on the first day of the related Collection Period (the "Servicing Fee"). Servicer shall also be entitled to retain any late fees, extension fees, prepayment charges (including, in the case of any Rule of 78's Receivable or Sum of Periodic Balances Receivable that is prepaid in full, amounts received in excess of the outstanding Principal Balance of such Receivable and accrued interest thereon calculated as if such Receivable were an Actuarial Receivable) and certain non-sufficient funds charges and other administrative fees or similar charges allowed by applicable law with respect to Receivables collected (from whatever source) on the Receivables and shall be paid any interest earned on deposits in the Trust Accounts (the "Supplemental Servicing Fee"). It is understood and agreed that Available Interest or Available Principal shall not include any amounts retained by Servicer which constitute Supplemental Servicing Fees. The Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Distribution Dates), if the Rating Agency Condition is satisfied, may be paid at the beginning of such Collection Period out of Collections for such Collection Period.

      SECTION 4.9. Servicer's Report. (a) On each Determination Date, Servicer shall deliver to Owner Trustee, Indenture Trustee, each Paying Agent and Seller, with a copy to the Rating Agencies, a Servicer's Report substantially in the form of Exhibit A, containing all information necessary to make the transfers and distributions pursuant to Sections 5.4, 5.5 and 5.8 for the Collection Period preceding the date of such Servicer's Report together with all information necessary for the Indenture Trustee to send copies of statements received by the Indenture Trustee to Noteholders and Certificateholders pursuant to the Indenture and Section 5.6 of this Agreement. Receivables to be purchased by Servicer or to be repurchased by Seller shall be identified by Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

      (b) Servicer shall provide Indenture Trustee with a database file for the Receivables at or prior to the Closing Date (but with information as of the close of business on the Cutoff Date).

      SECTION 4.10. Annual Statement as to Compliance; Notice of Default. (a) Servicer shall deliver to Owner Trustee, Indenture Trustee and each Rating Agency, on or before October 31 of each year beginning on October 31, 1998, an Officer's Certificate, dated as of June 30 of the preceding year, stating that
(i) a review of the activities of Servicer during the preceding 12-month period (or, in the case of the first such report, during the period from the Closing Date to June 30, 1998) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, Servicer has fulfilled all its obligations in all material respects under this Agreement throughout such year or, if there exists any uncured default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder by a request in writing to Owner Trustee addressed to the Corporate Trust Office or by any Noteholder by a request in writing to Indenture Trustee addressed to the Corporate Trust Office. Upon the written request of Owner Trustee,

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
Indenture Trustee will promptly furnish Owner Trustee a list of Noteholders as of the date specified by Owner Trustee.

      (b) Servicer shall deliver to Owner Trustee, Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which constitutes, or with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 8.1.

      SECTION 4.11. Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of independent certified public accountants (who may also render other services to the Servicer or Seller) to deliver to the Seller, Owner Trustee, Indenture Trustee and each Rating Agency on or before October 31 of each year beginning on October 31, 1998, a report to the effect that such firm has examined the Servicer's assertion that it has complied with the minimum servicing standards set forth in the Mortgage Banker's Association of America's Uniform Single Attestation Program for Mortgage Bankers ("USAP") for the twelve months ended June 30 of the preceding year (or, in the case of the first such certificate, from the Closing Date until June 30, 1998), and that such examination (1) included tests relating to the servicing or administration of the Receivables in accordance with the requirements of the USAP, to the extent the procedures in such program apply to the servicing or administration of the Receivables and (2) except as described in the report, disclosed no exceptions or errors in the records relating to the servicing or administration of the Receivables that, in the firm's opinion, paragraph six of such program requires such firm to report.

      In the event such firm requires the Indenture Trustee or Owner Trustee to agree to the procedures performed by such firm, Servicer shall direct the Indenture Trustee or Owner Trustee, as the case may be, in writing to so agree; it being understood and agreed that the Indenture Trustee or Owner Trustee, as the case may be, will deliver such letter of agreement in conclusive reliance upon the direction of Servicer, and the Indenture Trustee or Owner Trustee, as the case may be, need not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

      Such report will also indicate that the firm is independent of Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

      SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. Servicer shall provide to the Certificateholders, Noteholders, Bank Regulatory Authorities, and the supervisory agents and examiners of Bank Regulatory Authorities access to the Receivable Files in such cases where the Certificateholders, Noteholders or Bank Regulatory Authorities shall be required by applicable statutes or regulations to review such documentation as demonstrated by evidence satisfactory to Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of Servicer. Nothing in this Section shall affect the obligation of Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section. Any Holder, by its acceptance of a Certificate or Note, as applicable, shall be

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
deemed to have agreed to keep any information obtained by it pursuant to this Section confidential and not to use such information for any other purpose, except as required by applicable law.

      SECTION 4.13. Reports to the Commission. Servicer shall, on behalf of the Issuer, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. Seller shall, at its expense, cooperate in any reasonable request made by Servicer in connection with such filings.

      SECTION 4.14. Reports to the Rating Agencies. Servicer shall deliver to each Rating Agency a copy of all reports or notices furnished or delivered pursuant to this Article and a copy of any amendments, supplements or modifications to this Agreement and any other information reasonably requested by such Rating Agency to monitor this transaction.

      SECTION 4.15. Servicer Expenses. Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of the Owner Trustee, Indenture Trustee, independent accountants, taxes imposed on Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

ARTICLE V.  DISTRIBUTIONS; RESERVE ACCOUNT;
            STATEMENTS TO CERTIFICATEHOLDERS AND
            NOTEHOLDERS.

      SECTION 5.1. Establishment of Trust Accounts. (a) Servicer shall cause to be established:

            (i) For the benefit of the Noteholders and the Certificateholders, in the name of Indenture Trustee, an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

            (ii) For the benefit of the Noteholders, in the name of Indenture Trustee, an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

            (iii) For the benefit of the Noteholders and the Certificateholders, in the name of Indenture Trustee, an Eligible Deposit Account (the "Payahead Account"), bearing a designation clearly indicating that the funds therein are held for the benefit of the Noteholders and the Certificateholders.

      (b) Funds on deposit in the Collection Account, the Note Distribution Account, the Payahead Account and the Reserve Account (collectively the "Trust Accounts") shall be invested by Indenture Trustee (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by Servicer (pursuant to standing instructions or otherwise); provided that it is understood and agreed that neither Servicer, Indenture Trustee nor Owner Trustee shall be liable for any loss arising from such investment in Eligible Investments. All such Eligible

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Investments shall be held by or on behalf of Indenture Trustee for the benefit of the Noteholders and the Certificateholders; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be distributed to Seller and shall not be available to pay the distributions provided for in Section 5.5 and shall not otherwise be subject to any claims or rights of Holders. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Deposit Date preceding the next Distribution Date. No Eligible Investment shall be sold or otherwise disposed of prior to its scheduled maturity unless a default occurs with respect to such Eligible Investment and Servicer directs Indenture Trustee in writing to dispose of such Eligible Investment. Funds deposited in a Trust Account on a Deposit Date which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be (but are permitted to be) invested overnight.

      (c) Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (excluding investment income thereon) and all such funds, investments and proceeds shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of Indenture Trustee for the benefit of the Noteholders and the Certificateholders; provided, however, the Indenture Trustee shall not be charged with any obligation for the benefit of the Certificateholders except as provided by the terms of this Agreement. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, Indenture Trustee (or Servicer on its behalf) shall within 10 Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, Servicer agrees that, in the event that any of the Trust Accounts are not accounts with Indenture Trustee, Servicer shall notify Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

      (d) With respect to the Trust Account Property, Indenture Trustee agrees, by its acceptance hereof, that:

            (i) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of Indenture Trustee with respect to the Trust Accounts, and, except as otherwise provided in the Basic Documents, Indenture Trustee shall have sole signature authority with respect thereto;

            (ii) any Trust Account Property that constitutes Physical Property shall be delivered to Indenture Trustee, in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by Indenture Trustee, or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for Indenture Trustee;

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
            (iii) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

            (iv) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (iii) above shall be delivered to Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued registration of Indenture Trustee's (or its nominee's) ownership of such security.

Effective upon Delivery of any Trust Account Property, Indenture Trustee shall be deemed to have represented that it has purchased such Trust Account Property for value, in good faith and without notice of any adverse claim thereto.

      SECTION 5.2. Collections. (a) Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than any amounts constituting Supplemental Servicing Fees) and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, if Key Bank USA is the Servicer and (i) shall have the Required Rating or (ii) Indenture Trustee otherwise shall have received written notice from each of the Rating Agencies that the then outstanding rating on the Notes would not be lowered or withdrawn as a result, Servicer may deposit all amounts referred to above for any Collection Period into the Collection Account not later than the close of business on the Deposit Date with respect to such Collection Period; provided that (i) if a Servicer Termination Event has occurred and is continuing, (ii) Servicer has been terminated as such pursuant to Section 8.1 or
(iii) Servicer ceases to have the Required Rating, Servicer shall deposit such amounts (including any amounts then being held by Servicer) into the Collection Account as provided in the preceding sentence. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than Servicer, Seller or AFG.

      (b) With respect to each Receivable (other than a Purchased Receivable or a Precomputed Receivable), collections and payments by or on behalf of the Obligor (other than any amounts constituting Supplemental Servicing Fees) for each Collection Period shall be applied to interest and principal in accordance with the Simple Interest Method, as applied by Servicer. Any excess shall be applied to prepay the Receivable. All Liquidation Proceeds shall be treated as Interest Collections.

      (c) With respect to each Precomputed Receivable, collections and payments by or on behalf of an Obligor (other than any amounts constituting Supplemental Servicing Fees) for each Collection Period shall be applied to the scheduled payments due on such Precomputed Receivable for such Collection Period. To the extent such collections and payments on a Precomputed Receivable during a Collection Period exceed the scheduled payment on such Precomputed

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                                       18

Receivable and are insufficient to prepay the Precomputed Receivable in full, collections shall be treated as Payaheads until such later Collection Period as such Payaheads may be transferred to the Collection Account and applied either to the scheduled payments due or to prepay the Precomputed Receivable in full in accordance with Section 5.5.

      SECTION 5.3. Transfers by Seller as Certificateholder. As a condition precedent to the transfer by the Seller of the Certificates or any of its rights therein, Seller shall cause each of the Basic Documents to be amended or otherwise modified and shall take all other actions necessary and appropriate to give effect to such transfer, to provide for distributions to the transferee of the Seller and to otherwise provide for the treatment of such transferee as a Certificateholder hereunder and under the other Basic Documents.

      SECTION 5.4. Additional Deposits. Servicer and Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amounts with respect to Purchased Receivables and Seller or Servicer shall deposit therein all amounts, if any, to be paid under Section 9.1. All such deposits shall be made not later than the Deposit Date following the end of the related Collection Period.

      SECTION 5.5. Distributions. (a) On each Determination Date, Servicer shall calculate all amounts required to determine the amounts to be deposited on the related Distribution Date from the Reserve Account and the Payahead Account into the Collection Account and from the Collection Account into the Note Distribution Account and the Payahead Account.

      (b) On or before each Distribution Date, Servicer shall instruct Indenture Trustee in writing (based on the information contained in the Servicer's Report delivered on the related Determination Date pursuant to Section 4.9) to, and the Indenture Trustee shall:

            (i) withdraw from the Payahead Account and deposit in the Collection Account, in immediately available funds, (x) with respect to each Precomputed Receivable for which the payments made by or on behalf of the Obligor for the related Collection Period are less than the scheduled payment for the related Collection Period, the amount of Payaheads, if any, made with respect to such Receivable which, when added to the amount of such payments, is equal to the amount of such scheduled payment, (y) with respect to each Precomputed Receivable for which prepayments insufficient to prepay the Receivable in full have been made by or on behalf of the Obligor for the related Collection Period, the amount of Payaheads, if any, made with respect to such Receivable which, when added to the amount of such prepayments, is equal to an amount sufficient to prepay such Receivable in full, and (z) the amount of all Payaheads, if any, made with respect to any Purchased Receivable;

            (ii) withdraw from the Collection Account and deposit in the Payahead Account (or receive from the Servicer, which will remit to the Indenture Trustee for deposit in the Payahead Account, as the case may
      be), in immediately available funds, the aggregate

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                                       19
      amount of Collections on Precomputed Receivables treated as Payaheads pursuant to Section 5.2 for the Collection Period related to such Distribution Date; and

            (iii) withdraw from the Reserve Account and deposit in the Collection Account the Reserve Account Transfer Amount for such Distribution Date.

      (c) Subject to the last paragraph of this Section 5.5(c), on each Distribution Date, Servicer shall instruct Indenture Trustee in writing (based on the information contained in the Servicer's Report delivered on the related Determination Date pursuant to Section 4.9) to make, and Indenture Trustee shall make, the following deposits and distributions from the Collection Account for deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

            (i) to Servicer, from the Total Distribution Amount, the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, provided, that (for so long as AFG is the subservicer), payment of the Servicing Fee on each of the first nine Distribution Dates following the Closing Date and payment thereafter of all unpaid Servicing Fees for such Distribution Dates, will be subordinate in priority of payment to both payment of interest and principal on the Notes for each such Distribution Date and the funding of the Specified Reserve Account Balance in the Reserve Account;

            (ii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (i), the Noteholders' Interest Distributable Amount;

            (iii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) and (ii), the Noteholders' Principal Distributable Amount;

            (iv) from the Total Distribution Amount remaining after the application of clauses (i) through (iii), to the Reserve Account, until the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance;

            (v) from the Total Distribution Amount remaining after the application of clauses (i) through (iv), to the Servicer (if AFG is the Subservicer), all accrued and unpaid Servicing Fees for any of the first nine Distribution Dates following the Closing Date;

            (vi) from the Total Distribution Amount remaining after the application of clauses (i) through (v), to the Seller, the Certificateholders' Distributable Amount; and

            (vii) to the Seller, any amounts remaining.

      Notwithstanding the foregoing, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, the Total Distribution Amount

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                                       20
remaining after the application of clause (i) and (ii) above will be deposited in the Note Distribution Account to the extent necessary to reduce the principal amount of the Notes to zero in accordance with and in the priority set forth in
Section 5.4 of the Indenture, and the Certificateholders will not receive any distributions until the principal amount and accrued interest on the Notes have been paid in full. In the event that the Collection Account is maintained with an institution other than Indenture Trustee, Indenture Trustee shall instruct and cause such institution to make all deposits and distributions pursuant to this Section 5.5(c) on the related Deposit Date.

      (d) Indenture Trustee shall continue to perform its duties under this Agreement after the Outstanding Amount of the Notes has been reduced to zero and the Indenture has been discharged in accordance with its terms. The protections, immunities and standard of care afforded the Indenture Trustee under the Indenture shall apply to the performance of its duties hereunder. The initial Paying Agent shall be the Indenture Trustee.

      SECTION 5.6. Statements to Certificateholders and Noteholders. On each Determination Date, Servicer shall provide to Indenture Trustee (with a copy to each Rating Agency) written instructions for Indenture Trustee to forward to each Noteholder of record, to each Paying Agent, if any, and to each Certificateholder of record, a statement substantially in the form of Exhibit A setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

      (a) the amount of such distribution allocable to principal of each class of Notes and to the Certificate Balance of the Certificates;

      (b) the amount of such distribution allocable to interest on or with respect to each class of Notes;

      (c) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

      (d) the aggregate outstanding principal balance of each class of the Notes, the Note Pool Factor for each such class, the Certificate Balance and the Certificate Pool Factor after giving effect to payments allocated to principal reported under clause (a) above;

      (e) the amount of the Servicing Fee paid to Servicer with respect to the related Collection Period and with respect to previously accrued and unpaid Servicing Fees;

      (f) the amount of the aggregate Realized Losses, if any, for such Collection Period;

      (g) the Reserve Account Transfer Amount, if any, for such Distribution Date, the Specified Reserve Account Balance for such Distribution Date, the amount distributed to Seller from the Reserve Account on such Distribution Date, and the balance of the Reserve Account (if any) on such Distribution Date, after giving effect to changes therein on such Distribution Date;

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                                       21

      (h) the Noteholders' Interest Carryover Shortfall, and the Noteholders' Principal Carryover Shortfall, if any, in each case as applicable to each class of Securities, and the change in such amounts from the preceding statement;

      (i) the aggregate Purchase Amounts paid by Seller or Servicer with respect to the related Collection Period; and

      (j) the number, and aggregate Principal Balance outstanding, of Receivables past due 30-59, 60-89 and 90 and over 90 days.

Each amount set forth pursuant to paragraph (a), (b), (e) or (h) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes (or class thereof) or the initial Certificate Balance, as applicable.

      SECTION 5.7. Net Deposits. As an administrative convenience, unless Servicer is required to remit Collections within two Business Days of receipt thereof, Servicer will be permitted to make the deposit of Collections and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to Servicer with respect to the Collection Period. Servicer, however, will account to Owner Trustee, Indenture Trustee, the Noteholders and the Certificateholders as if all deposits, distributions and transfers were made individually.

      SECTION 5.8. Reserve Account. (a) Seller shall establish and maintain in the name of the Indenture Trustee, as agent for the Issuer and the Noteholders, an Eligible Deposit Account (the "Reserve Account"). The Reserve Account shall be initially established and maintained with the Indenture Trustee (the "Securities Intermediary"). On the Closing Date, Seller shall deposit or cause to be deposited in the Reserve Account an amount equal to the Reserve Account Deposit.

      (b) Indenture Trustee shall, at the written direction of Servicer, direct the Securities Intermediary to invest funds on deposit in the Reserve Account in Eligible Investments selected by Servicer and confirmed in writing by Servicer to Indenture Trustee; provided that it is understood and agreed that none of Indenture Trustee, Securities Intermediary, Servicer or Issuer shall be liable for any loss arising from such investment in Eligible Investments (except to the extent such Person is the obligor on such Eligible Investment). Funds on deposit in the Reserve Account shall be invested in Eligible Investments that will mature so that all such funds will be available at the close of business on each Deposit Date; provided that to the extent permitted by the Rating Agencies following written request by Servicer, funds on deposit in the Reserve Account may be invested in Eligible Investments that mature later than the next Deposit Date. Funds deposited in the Reserve Account on a Deposit Date upon the maturity of any Eligible Investments are not required to be (but may be) invested overnight.

      (c) The Securities Intermediary hereby expressly agrees with the Indenture Trustee that: (i) the Securities Intermediary will treat the Indenture Trustee as entitled to exercise the rights comprising the investments or financial assets credited to the Reserve Account; (ii) the investments or financial assets credited to the Reserve Account shall not be registered in the name of, payable

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                                       22
to the order of, or specially indorsed to the Indenture Trustee; and (iii) the Securities Intermediary will not agree to comply with entitlement orders originated by any Person with respect to the investments or financial assets held in the Reserve Account other than the Indenture Trustee.

      (d) The Reserve Account shall be under the sole custody and control of Indenture Trustee. If, at any time, the Reserve Account ceases to be an Eligible Deposit Account, Indenture Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account as an Eligible Deposit Account and shall transfer or cause to be transferred any cash and/or any investments that are in the existing account which is no longer an Eligible Deposit Account to such new Reserve Account.

      (e) Amounts on deposit in the Reserve Account will be released to the Seller on each Distribution Date to the extent the amount credited to the Reserve Account (after giving effect to distributions to be made on such Distribution Date) would exceed the Specified Reserve Account Balance. Upon any distribution to Seller of amounts from the Reserve Account, the Holders will not have any rights in, or claims to, such amounts. Amounts distributed to Seller from the Reserve Account in accordance with this Section shall not be available under any circumstances to Issuer, Owner Trustee, Indenture Trustee or the Holders and Seller shall in no event thereafter be required to refund any such distributed amounts.

      (f) With respect to the Reserve Account Property, Seller, Issuer and the Indenture Trustee agree that the Reserve Account Deposit and all other funds and Reserve Account Property shall be delivered to Indenture Trustee for credit to the Reserve Account. In addition:

            (i) any Reserve Account Property that constitutes Physical Property shall be delivered to Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for Indenture Trustee;

            (ii) any Reserve Account Property that is a book entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued book entry registration of such Reserve Account Property as described in such paragraph; and

            (iii) any Reserve Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
      (ii) above shall be delivered to Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by Indenture Trustee pending maturity or disposition, through continued registration of Indenture Trustee's (or its nominee's) ownership of such security.

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
Effective upon the crediting of any Reserve Account Property to the Reserve Account, Indenture Trustee shall be deemed to have represented that it has purchased such Reserve Account Property for value, in good faith and without notice of any adverse claim thereto.

      (g) Issuer and Servicer agree to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments (including any UCC financing statements or this Agreement) as may be determined to be necessary, in an Opinion of Counsel to Issuer delivered to Owner Trustee and Indenture Trustee, in order to perfect the interests created by this Section 5.8 and otherwise fully to effectuate the purposes, terms and conditions of this Section 5.8. Issuer and Servicer shall:

            (1) promptly execute, deliver and file any financing statements, amendments, continuation statements, assignments, certificates and other documents with respect to such interests and perform all such other acts as may be necessary in order to perfect or to maintain the perfection of Indenture Trustee's security interest; and

            (2) make the necessary filings of financing statements or amendments thereto within five days after the occurrence of any of the following: (1) any change in their respective names or any trade names, (2) any change in the location of their respective chief executive offices or principal places of business and (3) any merger or consolidation or other change in their respective identities or corporate structures; and shall promptly notify Owner Trustee and Indenture Trustee of any such filings.

      (h) Investment earnings attributable to the Reserve Account Property and proceeds therefrom shall be held by Indenture Trustee for the benefit of Seller. Investment earnings attributable to the Reserve Account Property shall not be available to pay the distributions provided for in Section 5.5 and shall not otherwise be subject to any claims or rights of the Holders or Servicer. Indenture Trustee shall cause all investment earnings attributable to the Reserve Account to be distributed on each Distribution Date to Seller.

      (i) Seller may at any time, without consent of Holders, sell, transfer, convey or assign in any manner its rights to and interests in distributions from the Reserve Account provided that (i) the Rating Agencies confirm in writing that such action will not result in a reduction or withdrawal of the rating of any class of Notes, (ii) Seller provides to Owner Trustee and Indenture Trustee an Opinion of Counsel from independent counsel that such action will not cause Issuer to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes and (iii) such transferee or assignee agrees in writing to take positions for federal income tax purposes consistent with the federal income tax positions agreed to be taken by Seller.

ARTICLE VI.  SELLER.

      SECTION 6.1. Representations of Seller. Seller makes the following representations on which Issuer is deemed to have relied in acquiring the Receivables and the other properties and rights included in the Owner Trust Estate. The representations speak as of the execution and delivery

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                                       24
of this Agreement and shall survive the sale of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

      (a) Organization and Good Standing. Seller has been duly organized and is validly existing as a Delaware corporation in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and has, full power, authority and legal right to acquire, own and sell the Receivables and the other properties and rights included in the Owner Trust Estate assigned to Issuer pursuant to Article II.

      (b) Power and Authority. Seller has the power, authority and legal right to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out their respective terms and to sell and assign the property to be sold and assigned to and deposited with Issuer as the Owner Trust Estate; and the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party have been duly authorized by Seller by all necessary corporate action.

      (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the Basic Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, other than (i) as may be required under the blue sky or securities laws of any State or the Securities Act of 1933, as amended, and (ii) the filing of UCC financing statements.

      (d) Valid Sale; Binding Obligation. Seller intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Owner Trust Estate conveyed by Seller to Issuer hereunder, enforceable against creditors of and purchasers from Seller; and each of this Agreement and the Basic Documents to which it is a party constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

      (e) No Violation. The execution, delivery and performance by Seller of this Agreement and the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the certificate of incorporation or bylaws of Seller, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Seller is a party or by which Seller is bound, or (iii) any law, order, rule or regulation applicable to Seller of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Seller.

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                                       25

      (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Seller, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Seller or its properties: (i) asserting the invalidity of this Agreement, any other Basic Document, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document,
(iii) seeking any determination or ruling that might materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement, any other Basic Document, the Notes or the Certificates, to the extent applicable, or (iv) that may materially and adversely affect the federal or state income, excise, franchise or similar tax attributes of the Notes or the Certificates.

      (g) Chief Executive Office. The chief executive office of Seller is Key Tower, 127 Public Square, Cleveland, Ohio 44114-1306.

      SECTION 6.2. Continued Existence. During the term of this Agreement, subject to Section 6.4, Seller will keep in full force and effect its existence, rights and franchises as a corporation organized under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

      SECTION 6.3. Liability of Seller; Indemnities. Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Seller under this Agreement.

      (a) Seller shall indemnify, defend and hold harmless Issuer, Owner Trustee and Indenture Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to, and on the date of, the sale of the Receivables to Issuer or the issuance and original sale of the Notes and Certificates, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of all indemnified Persons other than Issuer, not including any taxes asserted with respect to Federal or other income taxes arising out of transactions contemplated by this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

      (b) Seller shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, the Certificateholders and the Noteholders and the respective officers, directors, employees and agents of Issuer, Owner Trustee and Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through or as a result of (i) Seller's willful misfeasance, bad faith or gross negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement, (ii) Seller's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates or in connection with any application relating to the Notes or Certificates under any state securities

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                                       26
laws and (iii) the failure of any Receivable conveyed by it to Issuer hereunder, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

      (c) Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless Owner Trustee, Indenture Trustee and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement, in the case of Owner Trustee, and herein and in the Indenture, in the case of Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of Owner Trustee, or, in the case of Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of Indenture Trustee; (ii) in the case of Owner Trustee, shall arise from the breach by Owner Trustee of any of its representations or warranties set forth in the Trust Agreement or any other Basic Document; or (iii) in the case of Indenture Trustee, shall arise from the breach by Indenture Trustee of any of its representations and warranties or covenants set forth in the Indenture. Such liability shall survive the termination of Issuer, the discharge of the Notes and Certificates and removal or resignation of such Indenture Trustee or Owner Trustee.

      (d) Seller shall pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Owner Trust Estate.

Indemnification under this Section shall survive the resignation or removal of Owner Trustee or Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Seller, without interest.

      SECTION 6.4. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which Seller shall be a party or (c) which may succeed to the properties and assets of Seller substantially as a whole, shall be the successor to Seller without the execution or filing of any document or any further act by any of the parties to this Agreement; provided that Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller if other than Key Consumer Acceptance Corporation, executes an agreement of assumption to perform every obligation of Seller under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 or 6.1 shall have been breached, (iii) Seller shall have delivered to Owner Trustee and Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller shall have a consolidated net worth at least

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                                       27
equal to that of the predecessor Seller, (v) such transaction will not result in a material adverse federal or state tax consequence to Issuer, the Noteholders or the Certificateholders and (vi) unless Key Consumer Acceptance Corporation is the surviving entity, Seller shall have delivered to Owner Trustee and Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

      SECTION 6.5. Limitation on Liability of Seller and Others. Seller and any director or officer or employee or agent of Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document (provided that such reliance shall not limit in any way Seller's obligations under Section 3.2 or 6.3). Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

      SECTION 6.6. Seller May Own Certificates or Notes. Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to Seller or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

      SECTION 6.7 Indebtedness of Seller. Seller shall provide written notice to the Rating Agencies at least thirty (30) days prior to the date it incurs any material indebtedness or assumes or guarantees any material indebtedness of any other entity in connection with the acquisition or transfer of receivables (other than the Receivables) or the issuance and sale of securities (other than the Notes and Certificates) secured by or evidencing beneficial ownership interests in such receivables, or any other activity set forth in paragraph 3 of its certificate of incorporation or incurs any material, non-incidental indebtedness in connection with the accomplishment of any of the foregoing.

ARTICLE VII.  SERVICER.

      SECTION 7.1. Representations of Servicer. Servicer makes the following representations on which Issuer is deemed to have relied in acquiring the Receivables and the other properties and rights included in the Owner Trust Estate. The representations speak as of the execution and delivery of the Agreement and shall survive the sale, transfer and assignment of the Receivables to Issuer and the pledge thereof to Indenture Trustee pursuant to the Indenture.

                                                    SALE AND SERVICING AGREEMENT


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
      (a) Organization and Good Standing. Servicer has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and shall have, the power, authority and legal right to service the Receivables and the other properties and rights included in the Owner Trust Estate.

      (b) Due Qualification. Servicer shall be duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

      (c) Power and Authority. Servicer has the power, authority and legal right to execute and deliver this Agreement and the Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the Basic Documents to which it is a party have been duly authorized by Servicer by all necessary corporate action.

      (d) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement, the Basic Documents to which it is a party or the consummation of the transactions contemplated hereby or thereby, other than (i) as may be required under the blue sky or securities laws of any State or the Securities Act of 1933, as amended, and (ii) the filing of UCC financing statements.

      (e) Binding Obligation. Each of this Agreement and the Basic Documents to which it is a party constitutes a legal, valid and binding obligation of Servicer, enforceable against Servicer in accordance with its respective terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

      (f) No Violation. The execution, delivery and performance by Servicer of this Agreement and the Basic Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under, or result in the creation or disposition of any Lien upon any of its material properties pursuant to the terms of, (i) the articles of association or bylaws of Servicer, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Servicer is a party or by which Servicer is bound, or (iii) any law, order, rule or regulation applicable to Servicer of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Servicer.

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
      (g) No Proceedings. There are no proceedings or investigations pending, or, to Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or tribunal or other governmental instrumentality having jurisdiction over Servicer or its properties: (i) asserting the invalidity of this Agreement, any other Basic Document, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the Notes or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Servicer of its obligations under, or the validity or enforceability of, this Agreement, any other Basic Document, the Notes or the Certificates, to the extent applicable, or (iv) that may materially and adversely affect the federal or state income, excise, franchise or similar tax attributes of the Certificates.

      SECTION 7.2. Indemnities of Servicer. (a) Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by Servicer under this Agreement.

      (b) Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, Seller, the Certificateholders and the Noteholders and any of the respective officers, directors, employees and agents of Issuer, Owner Trustee, Indenture Trustee or Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of, or imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith (other than errors in judgment) of Servicer in the performance of its obligations and duties under this Agreement or in the performance of the obligations and duties of any subservicer under any subservicing agreement.

      (c) Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, and Indenture Trustee and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated in this Agreement or in the other Basic Documents, including any sales, gross receipts, general corporation, tangible or intangible personal property, franchise, privilege, or license taxes, or any taxes of any kind which may be asserted (but, in the case of all indemnified Persons other than Issuer, not including any Federal or other income taxes arising out of transactions contemplated by this Agreement and the other Basic Documents) against the Issuer, and costs and expenses in defending against the same.

      (d) Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, Seller, Certificateholders and the Noteholders or any of the respective officers, directors, employees and agents of Issuer, Owner Trustee, Indenture Trustee or Seller from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of or imposed upon any such Person as a result of any compensation payable to any subcustodian or subservicer (including any fees payable in connection with the release of any Receivable File from the custody of such subservicer or in connection with the termination of the servicing activities of such subservicer with respect to any Receivable) whether pursuant to the terms of any subservicing agreement or otherwise.

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
      (e) Servicer shall indemnify, defend and hold harmless Issuer, Owner Trustee, Indenture Trustee, Seller, the Certificateholders and the Noteholders or any of the respective directors, officers, employees and agents of Issuer, Owner Trustee, Indenture Trustee and Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising out of or resulting from the use, ownership, or operation of any Financed Vehicle.

      (f) Servicer shall indemnify, defend and hold harmless Indenture Trustee and Owner Trustee or any of their respective officers, directors, employees and agents from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of the transactions contemplated by the Indenture, the Sale and Servicing Agreement and the Administration Agreement unless such costs, expenses, losses, claims, damages and liabilities are due to the negligence, willful misfeasance or bad faith of the Indenture Trustee or Owner Trustee, respectively.

Indemnification under this Section shall survive the resignation or removal of Owner Trustee or Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Servicer, without interest.

      SECTION 7.3. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which Servicer may be merged or consolidated,
(b) which may result from any merger or consolidation to which Servicer shall be a party, (c) which may succeed to the properties and assets of Servicer, substantially as a whole, or (d) 50% of the voting stock of which is owned directly or indirectly by KeyCorp, may become the successor to Servicer; provided that, unless Key Bank USA is the surviving party to such transaction, Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Servicer if other than Key Bank USA, executes an agreement of assumption to perform every obligation of Servicer under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.1 shall have been breached and no Servicer Termination Event, and no event that, after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing, (iii) Servicer shall have delivered to Owner Trustee and Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Servicer shall have a consolidated net worth at least equal to that of the predecessor Servicer, and (v) such transaction will not result in a material adverse Federal or state tax consequence to Issuer, the Noteholders or the Certificateholders.

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                                       31

      SECTION 7.4. Limitation on Liability of Servicer and Others. Neither Servicer nor any of its directors, officers, employees or agents shall be under any liability to Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action by Servicer or any subservicer pursuant to this Agreement or for errors in judgment; provided that this provision shall not protect Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties (except for errors in judgment) or by reason of reckless disregard of obligations and duties under this Agreement. Servicer or any subservicer and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

      Except as provided in this Agreement, Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided that Servicer, may (but shall not be required to) undertake any reasonable action that it may deem necessary or desirable in respect of the Basic Documents to protect the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture. In such event, the legal expense and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer.

      SECTION 7.5. Key Bank USA Not To Resign as Servicer. Subject to the provisions of Section 7.3, Key Bank USA hereby agrees not to resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties hereunder shall no longer be permissible under applicable law or if such resignation is required by regulatory authorities. Notice of any such determination permitting the resignation of Key Bank USA as Servicer shall be communicated to Owner Trustee and Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to Owner Trustee and Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the earlier of Indenture Trustee or a Successor Servicer having assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 8.2 or the date upon which any regulatory authority requires such resignation.

      SECTION 7.6. Existence. Subject to the provisions of Section 7.3, during the term of this Agreement, Key Bank USA will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the jurisdiction of its organization.

      SECTION 7.7. Servicer May Own Notes or Certificates. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to Servicer or any such

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
Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

ARTICLE VIII.  SERVICER TERMINATION EVENTS.

      SECTION 8.1. Servicer Termination Event. If any one of the following events (a "Servicer Termination Event") shall occur and be continuing:

      (a) any failure by Servicer to deliver to Indenture Trustee and Owner Trustee the Servicer's Report in accordance with Section 4.9, or any failure by Servicer or Seller to deliver to Indenture Trustee for deposit in any of the Trust Accounts any required payment or to direct Indenture Trustee to make any required distributions therefrom that shall continue unremedied for a period of five Business Days after written notice of such failure is received by Servicer from Indenture Trustee or after discovery of such failure by an Authorized Officer of Servicer; or

      (b) failure on the part of Servicer or Seller duly to observe or to perform in any material respect any other covenants or agreements of Servicer or Seller, as applicable, set forth in this Agreement or any other Basic Document to which it is a party, which failure shall (i) materially and adversely affect the rights of either the Certificateholders or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to Servicer by Owner Trustee or Indenture Trustee or (B) to Servicer and to Owner Trustee and Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or Holders of Certificates evidencing not less than 25% of the outstanding Certificate Balance, as applicable (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and Servicer delivers an Officer's Certificate to Owner Trustee and Indenture Trustee to such effect and to the effect that Servicer or Seller, as applicable, has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

      (c) an Insolvency Event occurs with respect to Servicer, Seller, AFG or any of their respective successors;

then, and in each and every case, so long as any Servicer Termination Event shall not have been remedied, either Indenture Trustee, or the Holders of Notes evidencing greater than 50% of the Outstanding Amount of the Notes (or, if no Notes are then Outstanding, either the Owner Trustee or the Holders of Certificates evidencing greater than 50% of the Certificate Balance), by notice then given in writing to Servicer (and to Owner Trustee or Indenture Trustee, as applicable, if given by the Holders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.2) of Servicer under this Agreement. On or after the receipt by Servicer of such written notice, all authority and power of Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in Indenture Trustee or such Successor Servicer as may be appointed under Section 8.2; and, without

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
limitation, Indenture Trustee and Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the Successor Servicer, Indenture Trustee and Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the Successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable. Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Termination Event, Indenture Trustee shall give notice thereof to the Rating Agencies.

      SECTION 8.2. Appointment of Successor. (a) Upon Servicer's receipt of notice of termination, pursuant to Section 8.1 or Servicer's resignation (if and to the extent permitted in accordance with the terms of this Agreement), the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (i) the date 45 days from the delivery to Owner Trustee and Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of Servicer's termination or resignation hereunder, Indenture Trustee shall appoint a Successor Servicer, and the Successor Servicer shall accept its appointment by a written assumption in form acceptable to Owner Trustee and Indenture Trustee. In the event that a Successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, Indenture Trustee without further action shall automatically be appointed the Successor Servicer and Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, Indenture Trustee shall, if it shall be unwilling or unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of motor vehicle receivables, as the successor to Servicer under this Agreement; provided, that the appointment of any such Successor Servicer will not result in the withdrawal or reduction of the outstanding rating assigned to the Notes by any Rating Agency.

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
      (b) Upon appointment, the Successor Servicer (including Indenture Trustee acting as Successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. No Successor Servicer shall be liable for any acts or omissions of any predecessor Servicer.

      (c) A transfer of servicing hereunder shall not affect the rights and duties of the parties hereunder (including the obligations and indemnities of Seller pursuant to Sections 3.3, 4.3, 6.1 and 6.3 or, with respect to obligations and indemnities arising prior to, or concurrently with, a transfer of servicing hereunder, the predecessor Servicer pursuant to Section 4.7, 7.1 or 7.2) other than those relating to the management, administration, servicing, custody or collection of the Receivables and the other rights and properties included in the Owner Trust Estate. The Successor Servicer shall, upon its appointment pursuant to Section 8.2 and as part of its duties and responsibilities under this Agreement, promptly take all action it deems necessary or appropriate so that the predecessor Servicer (in whatever capacity) is paid or reimbursed all amounts it is entitled to receive under this Agreement on each Distribution Date subsequent to the date on which it is terminated as Servicer hereunder. Without limiting the generality of the foregoing, the predecessor Servicer will be entitled to receive all accrued and unpaid Servicing Fees through and including the effective date of the termination of the predecessor Servicer.

      SECTION 8.3. Payment of Servicing Fee. If Servicer shall be replaced, the predecessor Servicer shall be entitled to receive any accrued and unpaid Servicing Fees through the date of the Successor Servicer's acceptance hereunder and any Supplemental Servicing Fees accrued and unpaid or received prior to such date, in each case, in accordance with Section 4.8.

      SECTION 8.4. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, Servicer pursuant to this
Article VIII, Owner Trustee shall give prompt written notice thereof to Certificateholders and Indenture Trustee shall give prompt written notice thereof to Noteholders subject to the Rating Agency Condition.

      SECTION 8.5. Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or the Holders of Certificates evidencing not less than a majority of the outstanding Certificate Balance, as applicable, in the case of any default which does not adversely affect Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto. Servicer shall provide Standard & Poor's with written notice of any waiver of a Servicer Termination Event arising under Section 8.1(c).

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
ARTICLE IX.  TERMINATION.

      SECTION 9.1. Optional Purchase of All Receivables; Termination Notice. (a) On the last day of any Collection Period immediately preceding a Determination Date as of which the then outstanding Pool Balance is 5% or less of the Original Pool Balance, Seller shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and any funds or investments therein. To exercise such option, Seller shall deposit pursuant to Section 5.4 in the Collection Account an amount which, when added to the amounts on deposit in the Collection Account for such Distribution Date, equals the sum of (a) the unpaid principal amount of the then outstanding Notes, plus accrued and unpaid interest thereon, plus (b) the Certificate Balance plus accrued and unpaid interest thereon. The Notes and the Certificates will be redeemed concurrently therewith.

      (b) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder.

      (c) Notice of any termination of Issuer shall be given by Servicer to Owner Trustee, Indenture Trustee and the Rating Agencies as soon as practicable after Servicer has received notice thereof.

ARTICLE X.  MISCELLANEOUS PROVISIONS.

      SECTION 10.1. Amendment. (a) This Agreement may be amended by Seller, Servicer, Issuer and Indenture Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders:

            (i) to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such action shall not, as evidenced by an Opinion of Counsel delivered to Owner Trustee and Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder;

            (ii) (A) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of Issuer to qualify as, and to permit an election to be made to cause all or a portion of Issuer to be treated as, a "financial asset securitization investment trust" as described in the provisions of the "Small Business Job Protection Act of 1996," or to enable all or a portion of the Issuer to qualify and an election to be made for similar treatment under such comparable subsequent federal income tax provisions as may ultimately be enacted into law, and (B) in connection with any such election, to modify or eliminate existing provisions set forth in this Agreement relating to the intended federal income tax treatment of the Notes or Certificates and Issuer in the absence of the election; it being a condition to any such amendment that each Rating Agency will have notified the Seller, the Servicer, the Indenture Trustee and the Owner Trustee in writing that the

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                                       36
      amendment will not result in a reduction or withdrawal of the rating of any outstanding Notes with respect to which it is a Rating Agency; and

            (iii) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to Issuer of all or any portion of the Receivables to be derecognized under generally accepted accounting principles ("GAAP") by Seller to Issuer, (b) Issuer to avoid becoming a member of Seller's consolidated group under GAAP or (c) the Seller, AFG or any of their Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that each Rating Agency will have notified the Seller, the Servicer, the Indenture Trustee and the Owner Trustee in writing that the amendment will not result in a reduction or withdrawal of the rating of any outstanding Notes with respect to which it is a Rating Agency.

      (b) This Agreement may also be amended from time to time by Seller, Servicer, Owner Trustee and Indenture Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders of all the outstanding Certificates affected thereby.

      (c) Prior to the execution of any such amendment or consent, Servicer shall furnish written notification of the substance of such amendment or consent to each Rating Agency. Promptly after the execution of any such amendment or consent, Servicer shall furnish written notification of the substance of such amendment or consent to each Noteholder and Certificateholder.

      (d) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

      (e) Prior to the execution of any amendment to this Agreement, Owner Trustee and Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 10.2(i)(1) has been delivered. Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects Owner Trustee's or Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

                                                    SALE AND SERVICING AGREEMENT

      SECTION 10.2. Protection of Title to Trust Property. (a) Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Issuer and the interests of Indenture Trustee in the Receivables and the proceeds thereof. Seller shall deliver (or cause to be delivered) to Owner Trustee and Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

      (b) Neither Seller nor Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given Owner Trustee and Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

      (c) Each of Seller and Servicer shall have an obligation to give Owner Trustee and Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

      (d) Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

      (e) Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of Issuer and Indenture Trustee in such Receivable and that such Receivable is owned by Issuer and has been pledged to Indenture Trustee pursuant to the Indenture. Indication of Issuer's and Indenture Trustee's interest in a Receivable shall be deleted from or modified on Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by Seller or purchased by Servicer.

      (f) If at any time Seller or Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by Issuer and has been pledged to Indenture Trustee.

                                                    SALE AND SERVICING AGREEMENT

      (g) Servicer shall permit Indenture Trustee, Owner Trustee and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from Servicer's records regarding any Receivable.

      (h) Upon request at any time Owner Trustee or Indenture Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement or any of the Basic Documents, Servicer shall furnish to Owner Trustee or to Indenture Trustee, within thirty Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of Servicer's Reports furnished before such request indicating removal of Receivables from Issuer.

      (i) Servicer shall deliver to Owner Trustee and Indenture Trustee:

            (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Issuer and Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

            (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Issuer and Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

      Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

      (j) Seller shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

      SECTION 10.3. Notices. All demands, notices and communications upon or to Seller, Servicer, Owner Trustee, Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of Seller, to Key Consumer Acceptance Corporation, Key Tower, 127 Public Square, Cleveland, Ohio 44114-1306,

                                                    SALE AND SERVICING AGREEMENT

Attention: President (b) in the case of Servicer, to Key Bank USA, Key Tower, 127 Public Square, Cleveland, Ohio 44114-1306, Attention: Chief Financial Officer, with a copy to AutoFinance Group, Inc. 601 Oakmont Lane, Westmont, Illinois 60559-5549, Attention: Chief Accounting Officer, (c) in the case of Issuer or Owner Trustee, at the Corporate Trust Office, (d) in the case of Indenture Trustee, at the Corporate Trust Office, (e) in the case of Moody's, to Moody's Investors Service, Inc., to 99 Church Street, New York, New York 10004, Attention of Asset Backed Securities Group, (f) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, and (g) in the case of Fitch, to Fitch Information Services, Inc., 1201 East 7th Street, Powell, Wyoming 82435. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

      SECTION 10.4. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 3.4, 4.1, 6.4 and 7.3 and as provided in the provisions of this Agreement concerning the resignation of Servicer, this Agreement may not be assigned by Seller or Servicer without the prior written consent of the Owner Trustee, Indenture Trustee, the Noteholders evidencing not less than 66 2/3% of the Outstanding Amount of the Notes and the Certificateholders evidencing not less than 66 2/3% of the outstanding Certificate Balance.

      SECTION 10.5. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of Seller, Servicer, Issuer, Owner Trustee and for the benefit of the Certificateholders and the Noteholders, as third-party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      SECTION 10.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not create or render unenforceable such provision in any other jurisdiction.

      SECTION 10.7. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 10.8. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                                                    SALE AND SERVICING AGREEMENT

      SECTION 10.9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 10.10. Assignment to Indenture Trustee. Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by Issuer to Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of Issuer in, to and under the Receivables and/or the assignment of any or all of Issuer's rights and obligations hereunder to Indenture Trustee.

      SECTION 10.11. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, Servicer and Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to Issuer, acquiesce, petition or otherwise invoke or cause Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Issuer.

      SECTION 10.12. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Chase Manhattan Bank Delaware not in its individual capacity but solely in its capacity as Owner Trustee of Issuer and in no event shall Chase Manhattan Bank Delaware in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of Issuer hereunder, Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

      (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Issuer.

      SECTION 10.13. Further Assurances. Seller and the Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by Owner Trustee or Indenture Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation

                                                    SALE AND SERVICING AGREEMENT
statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

      SECTION 10.14. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                                                    SALE AND SERVICING AGREEMENT

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                              AFG RECEIVABLES TRUST 1997-B

                              By:   CHASE MANHATTAN BANK
                                    DELAWARE, a Delaware banking
                                    corporation, not in its individual
                                    capacity, but solely as Owner Trustee

                              By:   /s/ Denis Kelly
                                    --------------------------------------------
                              Name:  Denis Kelly
                              Title: Trust Officer

                              KEY CONSUMER ACCEPTANCE

                              CORPORATION, Seller

                              By:   /s/ Craig T. Platt
                                    --------------------------------------------
                              Name:  Craig T. Platt
                              Title: President and Chief Executive Officer

                              KEY BANK USA, NATIONAL
                              ASSOCIATION, Servicer,

                              By:   /s/ Joseph A. Pampush
                                    --------------------------------------------
                              Name:  Joseph A. Pampush
                              Title: Vice President and Controller

                                                    SALE AND SERVICING AGREEMENT

                              BANKERS TRUST COMPANY, a New
                              York banking corporation, not in its
                              individual capacity but solely as Indenture

                              Trustee,

                              By:   /s/ Lillian K. Peros
                                    --------------------------------------------
                              Name:  Lillian K. Peros
                              Title: Assistant Vice President

                                                    SALE AND SERVICING AGREEMENT

                                                                      SCHEDULE A

                             Schedule of Receivables

                (Delivered on Disk to Trustee and Owner Trustee)

                                                    SALE AND SERVICING AGREEMENT


                                  Schedule A-1

                                                                      SCHEDULE B

                          Location of Receivables Files

The Receivables sold by AFG to Seller and sold by Seller to Issuer are located as follows:

AutoFinance Group, Inc.
601 Oakmont Lane
Suite 110
Westmont, Illinois  60559-5549

                                                    SALE AND SERVICING AGREEMENT


                                  Schedule B-1

                                                                       EXHIBIT C

                            Form of Servicer's Report

                                 (See attached)

                                                    SALE AND SERVICING AGREEMENT


                                   Exhibit C-1

                                                                      APPENDIX X



                                   DEFINITIONS


      "Act" is defined in Section 11.3(a) of the Indenture.

      "Actuarial Receivable" means a Receivable that provides for (i) amortization of the loan over a series of fixed level payment monthly installments and (ii) each monthly installment, including the monthly installment representing the final payment on the Receivable, to consist of an amount of interest equal to 1/12 of the Contract Rate of the loan multiplied by the unpaid principal balance of the loan, and an amount of principal equal to the remainder of the monthly installment.

      "Administration Agreement" means the Administration Agreement among Key Bank USA, National Association, as Administrator, AFG Receivables Trust 1997-B, as Issuer, and Bankers Trust Company, as Indenture Trustee, as the same may be amended and supplemented from time to time.

      "Administration Fee" is defined in Section 4 of the Administration Agreement.

      "Administrator" means Key Bank USA, National Association and each successor Administrator.

      "Affiliate" means, with respect to any specified Person, any other Person controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A Person shall not be deemed to be an Affiliate of any specified Person solely because such other Person has the contractual right or obligation to manage such specified Person or act as servicer with respect to the financial assets of such specified Person unless such other Person controls the specified Person through equity ownership or otherwise.

        "AFG" means AutoFinance Group, Inc., an Ohio corporation.

      "Aggregate Net Losses" means, for any Collection Period, the aggregate amount allocable to principal of all Receivables newly designated during such Collection Period as Defaulted Receivables minus all Liquidation Proceeds collected


                               Appendix X, Page 1
during such Collection Period with respect to all Defaulted Receivables (whether or not newly designated as such).

      "Authenticating Agent" is defined in Section 2.13 of the Indenture.

      "Authorized Officer" means, with respect to Administrator and Servicer, any officer of Administrator or Servicer, as applicable, and, with respect to Issuer, any officer of Owner Trustee or Administrator, in such case, who is authorized to act for such Person, as applicable, in matters relating to Issuer and who is identified on the list of Authorized Officers delivered by each of Owner Trustee, Administrator and Servicer to Indenture Trustee and Owner Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

      "Available Interest" means, for any Distribution Date, the sum of the following amounts for the related Collection Period: (a) that portion of the Collections on the Receivables received during such Collection Period that is allocable to interest (including without duplication, amounts allocable to interest withdrawn from the Payahead Account, but excluding such amounts deposited in the Payahead Account) in accordance with Servicer's customary servicing procedures, (b) all Liquidation Proceeds received during the related Collection Period and (c) the Purchase Amounts, to the extent allocable to accrued interest, of all Receivables that are purchased by Seller or Servicer as of the last day of the related Collection Period. "Available Interest" for any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

      "Available Principal" means, for any Distribution Date, the sum of the following amounts with respect to the related Collection Period: (a) that portion of all Collections on the Receivables received during such Collection Period that is allocable to principal (including without duplication, amounts allocable to principal withdrawn from the Payahead Account, but excluding such amounts deposited in the Payahead Account) in accordance with Servicer's customary servicing procedures; and (b) the Purchase Amounts, to the extent attributable to principal, of all Receivables purchased by Seller or Servicer as of the last day of the related Collection Period. "Available Principal" on any Distribution Date shall exclude all payments and proceeds of any Receivables the Purchase Amount of which has been distributed on a prior Distribution Date.

      "Average Delinquency Ratio" means, as of any Distribution Date, the average of the Delinquency Ratios for the preceding three Collection Periods.

      "Bank Regulatory Authorities" means the Federal Reserve Board, the Federal Deposit Insurance Corporation and Office of the Comptroller of Currency.


                               Appendix X, Page 2

      "Basic Documents" means the Certificate of Trust, the Purchase Agreement, the Indenture, the Note Depository Agreement, the Sale and Servicing Agreement, the Trust Agreement, the Administration Agreement, the Notes, the Certificates and other documents and certificates delivered in connection therewith.

      "Benefit Plan" is defined in Section 11.12 of the Trust Agreement.

      "Book Entry Note" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

      "Business Day" means a day that is not a Saturday or a Sunday and that in the States of New York, Illinois, Ohio and the State in which the Corporate Trust Office is located is neither a legal holiday nor a day on which banking institutions are authorized by law, regulation or executive order to be closed; provided that, on the Closing Date (with respect to the remainder of calendar year 1997) and thereafter, within 15 days prior to the end of each calendar year while the Basic Documents remain in effect (with respect to the succeeding calendar years), the Servicer shall deliver to the Owner Trustee an Officers' Certificate specifying the days on which banking institutions in the States of Illinois and Ohio are authorized by law, regulation or executive order to be closed.

      "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq.

      "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement.

      "Certificate Balance" equals, initially, $6,601,479.62 and, thereafter, at any time, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

      "Certificate of Trust" means the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for Issuer pursuant to the Business Trust Statute.

      "Certificate Pool Factor" as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the Certificate Balance (after giving effect to distributions made on such date) divided by the initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Cutoff Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.


                               Appendix X, Page 3

      "Certificate Register" and "Certificate Registrar" means the register mentioned in and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

      "Certificateholder" means the Person in whose name a Certificate is registered on the Certificate Register.

      "Certificateholders' Distributable Amount" means, for any Distribution Date, the Certificateholders' Percentage of the Principal Distribution Amount; provided that the Certificateholders' Distributable Amount will not exceed the Certificate Balance.

      "Certificateholders' Percentage" means 100% minus the Noteholders' Percentage.

      "Class A Interest Rate" means 6.20% per annum.

      "Class A Noteholders' Interest Carryover Shortfall" means, for any Distribution Date, the excess of the Class A Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest on the Class A Notes that was actually paid to holders of the Class A Notes on the preceding Distribution Date, plus interest on the amount of interest due but not paid to Holders of the Class A Notes on the preceding Distribution Date, to the extent permitted by law, in an amount equal to the product of (i) the quotient of the number of days elapsed in the related Interest Period divided by 360 multiplied by (ii) the Class A Interest Rate multiplied by (iii) the amount of such interest due but not paid in respect of the Class A Notes.

      "Class A Noteholders' Interest Distributable Amount" means, for any Distribution Date, the sum of (a) the Class A Noteholders' Monthly Interest Distributable Amount and (b) the Class A Noteholders' Interest Carryover Shortfall, in each case for such Distribution Date.

      "Class A Noteholders' Monthly Interest Distributable Amount" means, for any Distribution Date, the product of one-twelfth (or, in the case of the first Distribution Date the actual number of days elapsed from and including the Closing Date to but excluding October 15, 1997 divided by 360) multiplied by the Class A Interest Rate multiplied by the Outstanding Amount of the Class A Notes on the immediately preceding Distribution Date after giving effect to all payments of principal to the Holders of the Class A Notes on or prior to such immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Outstanding Amount of the Class A Notes on the Closing
Date).


                               Appendix X, Page 4

      "Class A Noteholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Class A Noteholders' Percentage of the Noteholders' Monthly Principal Distributable Amount.

      "Class A Noteholders' Percentage" means the quotient (expressed as a percentage) of (a) the aggregate initial principal amount of the Class A Notes divided by (b) the aggregate initial principal amount of the Notes.

      "Class A Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class A Noteholders' Monthly Principal Distributable Amount and any outstanding Class A Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually paid to the holders of the Class A Notes on such Distribution Date.

      "Class A Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (a) the Class A Noteholders' Monthly Principal Distributable Amount for such Distribution Date and (b) the Class A Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided that the Class A Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Class A Notes.

      "Class A Notes" means the Class A 6.20% Asset Backed Notes, substantially in the form of Exhibit D to the Indenture.

      "Class B Interest Rate" means 6.40% per annum.

      "Class B Noteholders' Interest Carryover Shortfall" means, for any Distribution Date, the excess of the Class B Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest on the Class B Notes that was actually paid to holders of the Class B Notes on the preceding Distribution Date, plus interest on the amount of interest due but not paid to Holders of the Class B Notes on the preceding Distribution Date, to the extent permitted by law, in an amount equal to the product of one-twelfth multiplied by the Class B Interest Rate multiplied by the amount of such interest due but not paid in respect of the Class B Notes.

      "Class B Noteholders' Interest Distributable Amount" means, for any Distribution Date, the sum of (a) the Class B Noteholders' Monthly Interest Distributable Amount and (b) the Class B Noteholders' Interest Carryover Shortfall, in each case for such Distribution Date.


                               Appendix X, Page 5

      "Class B Noteholders' Monthly Interest Distributable Amount" means, for any Distribution Date, the product of one-twelfth (or, in the case of the first Distribution Date the actual number of days elapsed from and including the Closing Date to but excluding October 15, 1997 divided by 360) multiplied by the Class B Interest Rate multiplied by the Outstanding Amount of the Class B Notes on the immediately preceding Distribution Date after giving effect to all payments of principal to the Holders of the Class B Notes on or prior to such immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Outstanding Amount of the Class B Notes on the Closing
Date).

      "Class B Noteholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Class B Noteholders' Percentage of the Noteholders' Monthly Principal Distributable Amount.

      "Class B Noteholders' Percentage" means the quotient (expressed as a percentage) of (a) the aggregate initial principal amount of the Class B Notes divided by (b) the aggregate initial principal amount of the Notes.

      "Class B Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Noteholders' Monthly Principal Distributable Amount and any outstanding Class B Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually paid to the holders of the Class B Notes on such Distribution Date.

      "Class B Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (a) the Class B Noteholders' Monthly Principal Distributable Amount for such Distribution Date and (b) the Class B Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided that the Class B Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Class B Notes.

      "Class B Notes" means the Class B 6.40% Asset Backed Notes, substantially in the form of Exhibit E to the Indenture.

      "Class C Interest Rate" means 7.00% per annum.

      "Class C Noteholders' Interest Carryover Shortfall" means, for any Distribution Date, the excess of the Class C Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class C Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest on the Class C Notes that was actually paid to holders of the Class C Notes on the preceding Distribution Date, plus interest on the amount of interest due but not paid to Holders of the Class C Notes on the


                               Appendix X, Page 6
preceding Distribution Date, to the extent permitted by law, in an amount equal to the product of one-twelfth multiplied by the Class C Interest Rate multiplied by the amount of such interest due but not paid in respect of the Class C Notes.

      "Class C Noteholders' Interest Distributable Amount" means, for any Distribution Date, the sum of (a) the Class C Noteholders' Monthly Interest Distributable Amount and (b) the Class C Noteholders' Interest Carryover Shortfall, in each case for such Distribution Date.

      "Class C Noteholders' Monthly Interest Distributable Amount" means, for any Distribution Date, the product of one-twelfth (or, in the case of the first Distribution Date the actual number of days elapsed from and including the Closing Date to but excluding October 15, 1997 divided by 360) multiplied by the Class C Interest Rate multiplied by the Outstanding Amount of the Class C Notes on the immediately preceding Distribution Date after giving effect to all payments of principal to the Holders of the Class C Notes on or prior to such immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Outstanding Amount of the Class C Notes on the Closing
Date).

      "Class C Noteholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Class C Noteholders' Percentage of the Noteholders' Monthly Principal Distributable Amount.

      "Class C Noteholders' Percentage" means the quotient (expressed as a percentage) of (a) the aggregate initial principal amount of the Class C Notes divided by (b) the aggregate initial principal amount of the Notes.

      "Class C Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class C Noteholders' Monthly Principal Distributable Amount and any outstanding Class C Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually paid to the holders of the Class C Notes on such Distribution Date.

      "Class C Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (a) the Class C Noteholders' Monthly Principal Distributable Amount for such Distribution Date and (b) the Class C Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided that the Class C Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Class C Notes.

      "Class C Notes" means the Class C 7.00% Asset Backed Notes, substantially in the form of Exhibit F to the Indenture.


                               Appendix X, Page 7

      "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

      "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Date" means September 23, 1997.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time and Treasury Regulations promulgated thereunder.

      "Collateral" is defined in the Granting Clause of the Indenture.

      "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

      "Collection Period" means, (a) in the case of the initial Collection Period, the period from but not including the Cutoff Date to and including September 30, 1997 and (b) thereafter, each calendar month during the term of the Sale and Servicing Agreement. With respect to any Determination Date, Deposit Date or Distribution Date, the "related Collection Period" means the Collection Period preceding the month in which such Determination Date, Deposit Date or Distribution Date occurs.

      "Collections" means all collections on the Receivables and any proceeds from Insurance Policies and lender's single interest insurance policies.

      "Commission" means the Securities and Exchange Commission.

      "Contract Rate" means, with respect to a Receivable, the rate per annum of interest charged on the outstanding principal balance of such Receivable.

      "Corporate Trust Office" means:

            (a) as used in the Indenture, or otherwise with respect to Indenture Trustee, the office of the Indenture Trustee at the date of the execution of the Indenture which is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group -- Structured Finance Team; Facsimile: (212) 250-6439 or at such other address as Indenture Trustee may designate from time to time by notice to the Noteholders, Servicer and Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and Issuer); and


                               Appendix X, Page 8

            (b) as used in the Trust Agreement, or otherwise with respect to Owner Trustee, the principal corporate trust office of Owner Trustee located at 1201 Market Street, Wilmington, Delaware 19801; or at such other address as Owner Trustee may designate by notice to the Certificateholders and Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Certificateholders and Depositor).

      "Cumulative Net Loss Ratio" means, for any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate amount of net losses on the Receivables incurred during the period from the Cutoff Date to and including the last day of the related Collection Period and the denominator of which is the Original Pool Balance.

      "Custodian" means Servicer in its capacity as agent of Issuer, as custodian of the Receivable Files and AFG acting as agent for Servicer for the purpose of maintaining custody of the Receivables Files.

      "customary," "customary servicing practices", "customary servicing procedures", and like phrases, mean, when used with respect to any Receivables serviced by AFG as subservicer or the Receivables Files of which are held by AFG as subcustodian, shall refer to those of AFG as servicer of assets such as the Receivables serviced by it.

      "Cutoff Date" means the close of business on August 31, 1997.

      "Cutoff Date Principal Balance" means, with respect to any Receivable, the Initial Principal Balance of such Receivable minus the sum of the portion of all payments received under such Receivable from or on behalf of the related Obligor on or prior to the Cutoff Date and allocable to principal in accordance with the terms of the Receivable.

      "Dealer" means, with respect to any Receivable, the seller of the related Financed Vehicle.

      "Dealer Agreement" means an agreement between AFG and a Dealer pursuant to which AFG acquires Motor Vehicle Loans from the Dealer.

      "Dealer Recourse" means, with respect to any Dealer, any rights and remedies against such Dealer under the related Dealer Agreement (other than with respect to any breach of representation or warranty thereunder) with respect to credit losses on a Receivable secured by a Financed Vehicle sold by such Dealer.


                               Appendix X, Page 9

      "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

      "Defaulted Receivable" means, with respect to any Collection Period, a Receivable (other than a Purchased Receivable) that is more than 120 days past due as of the last day of such Collection Period; provided, however, that any Receivable which the Seller or Servicer is obligated to repurchase or purchase shall be deemed to have become a Defaulted Receivable during a Collection Period if the Seller or Servicer fails to deposit the Purchase Amount on the related Deposit Date when due.

      "Definitive Notes" is defined in Section 2.10 of the Indenture.

      "Definitive Certificates" means Certificates issued in certificated, fully registered form as provided in the Trust Agreement.

      "Delaware Trustee" is defined in Section 10.1 of the Trust Agreement.

      "Delinquency Ratio" means, for any Collection Period, a fraction, expressed as a percentage, the numerator of which is the sum of (x) the aggregate Principal Balances of Receivables delinquent over 60 days, (y) the aggregate Principal Balances of Receivables with respect to which the related Financed Vehicles have been repossessed, but such Receivables have not been charged off and (z) the aggregate Principal Balance of all Receivables the term of which has been extended, as of the last day of such Collection Period, and the denominator of which is the Pool Balance as of the close of business on the last day of such Collection Period.

      "Delivery" when used with respect to Trust Account Property means:

            (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the UCC and are susceptible of physical delivery, transfer thereof to Indenture Trustee or its nominee or custodian by physical delivery to Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a "certificated security" (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such "financial intermediary" of entries on its books and records identifying such certificated securities as belonging to Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof


                               Appendix X, Page 10
      to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

            (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that are book-entry securities held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to Indenture Trustee or its nominee or custodian of the purchase by Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry securities held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and


                               Appendix X, Page 11

            (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to Indenture Trustee or its nominee or custodian.

      "Deposit Date" means, with respect to any Collection Period, the Business Day preceding the related Distribution Date.

      "Depositor" means Seller in its capacity as Depositor under the Trust Agreement.

      "Determination Date" with respect to any Collection Period, means the tenth day of the calendar month following such Collection Period (or, if the tenth day is not a Business Day, the next succeeding Business Day).

      "Distribution Date" means the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day), commencing October 15, 1997.

      "Dollar" and the sign "$" mean lawful money of the United States.

      "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as the long-term unsecured debt of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. Any such accounts (other than the Reserve Account) may be maintained with Key Bank USA, National Association, or any of its Affiliates, if such accounts meet the requirements described in clause (a) of the preceding sentence.

      "Eligible Institution" means a depository institution (which may be Servicer (or any Affiliate of Servicer), Owner Trustee (or any Affiliate of Owner Trustee) or Indenture Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (a) which has (i) either a long-term senior unsecured debt rating of AAA or a short-term senior unsecured debt or certificate of deposit rating of A-1+


                               Appendix X, Page 12
or better by Standard & Poor's and (ii)(A) a short-term senior unsecured debt rating of A-l+ or better by Standard & Poor's and (B) a short-term senior unsecured debt rating of P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (b) whose deposits are insured by the Federal Deposit Insurance Corporation. If so qualified, Servicer, any Affiliate of Servicer, Owner Trustee, any Affiliate of Owner Trustee or Indenture Trustee may be considered an Eligible Institution.

      "Eligible Investments" shall mean any one or more of the following types of investments:

            (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

            (b) demand deposits, time deposits or certificates of deposit of any depository institution (including any Affiliate of Seller, Indenture Trustee, Owner Trustee or any Affiliate of Indenture Trustee or Owner Trustee) or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Moody's of P-1;

            (c) commercial paper (including commercial paper of any Affiliate of Seller) having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of A-1+ and from Moody's of P-1;

            (d) investments in money market funds (including funds for which Indenture Trustee or Owner Trustee or any of their respective Affiliates or any of Seller's Affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;


                               Appendix X, Page 13

            (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

            (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above; and

            (g) any other investment with respect to which each Rating Agency has provided written notice that such investment would not cause such Rating Agency to downgrade or withdraw its then current rating of any class of Notes.

      "ERISA" is defined in Section 11.12 of the Trust Agreement.

      "Event of Default" is defined in Section 5.1 of the Indenture.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

      "Expenses" is defined in Section 8.2 of the Trust Agreement.

      "Final Scheduled Distribution Date" means (a) for the Notes, the February 15, 2003 Distribution Date, and (b) for the Certificates, the February 15, 2003 Distribution Date.

      "Final Scheduled Maturity Date" means the July 31, 2002 Distribution Date.

      "Financed Vehicle" means a new or used automobile or light duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

      "Fitch" means Fitch Investors Service, L.P., or its successor.

      "GAAP" is defined in Section 10.1 of the Sale and Servicing Agreement.


                               Appendix X, Page 14

      "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto. Other forms of the verb "to Grant" shall have correlative meanings.

      "Holder" means, as the context may require, a Certificateholder or a Noteholder or both.

      "Indemnified Parties" is defined in Section 8.2 of the Trust Agreement.

      "Indenture" means the Indenture dated as of the Closing Date, between Issuer and Indenture Trustee, as the same may be amended and supplemented from time to time.

      "Indenture Trustee" means Bankers Trust Company, a New York banking corporation, not in its individual capacity but as indenture trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

      "Independent" means, when used with respect to any specified Person, that the person (a) is in fact independent of Issuer, any other obligor upon the Notes, Seller and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest (other than less than 5% of the outstanding amount of any publicly traded security) in Issuer, any such other obligor, Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with Issuer, any such other obligor, Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

      "Independent Certificate" means a certificate or opinion to be delivered to Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.


                               Appendix X, Page 15

      "Initial Principal Balance" means, in respect of a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and related costs, including accessories, service and warranty contracts, insurance premiums, other items customarily financed as part of retail installment sales contracts and other fees charged by AFG or the applicable Dealer and included in the amount to be financed, the total of which is shown as the initial principal balance in the retail installment sale contract evidencing and securing such Receivable.

      "Insolvency Event" means, for a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

      "Insurance Policies" means, all credit life and disability insurance policies maintained by the Obligors and all Physical Damage Insurance Policies.

      "Interest Period" means, with respect to any specified Distribution Date, the period from and including the Closing Date (in the case of the first Distribution Date) and thereafter from and including the preceding Distribution Date to but excluding such specified Distribution Date.

      "Interest Rate" means, with respect to the (a) Class A Notes, the Class A Interest Rate, (b) Class B Notes, the Class B Interest Rate, and (c) Class C Notes, the Class C Interest Rate.

      "Issuer" means AFG Receivables Trust 1997-B.


                               Appendix X, Page 16

      "Issuer Order" and "Issuer Request" means a written order or request, respectively signed in the name of Issuer by any one of its Authorized Officers and delivered to Indenture Trustee.

      "Key Bank USA" means, Key Bank USA, National Association, a national banking association.

      "Lien" means a security interest, lien, charge, pledge, preference, participation interest or encumbrance of any kind, other than liens for taxes not yet due and payable, mechanics' or materialmen's liens and other liens for work, labor or materials, and any other liens that may attach by operation of law.

      "Liquidation Proceeds" means, with respect to any Receivable that has become a Defaulted Receivable, (a) insurance proceeds received by the Servicer, with respect to Insurance Policies relating to the Financed Vehicles or the Obligors, (b) amounts received by the Servicer in connection with such Defaulted Receivable pursuant to the exercise of rights under the related Motor Vehicle Loan, and (c) the monies collected by the Servicer (from whatever source, including, but not limited to, proceeds of a sale of a Financed Vehicle, or deficiency balance recovered after the charge-off of the related Receivable) on such Defaulted Receivable, net of any expenses incurred by the Servicer in connection therewith and any payments required by law to be remitted to the Obligor.

      "Maximum Specified Reserve Balance" means, for any Distribution Date:

      (a) 5% of the Original Pool Balance until the balance of the Reserve Account is $ 5,500,223.98, or

      (b) Thereafter, the lesser of (A) $ 5,500,223.98 and (B) the amount by which (1) 45% of the Pool Balance as of the last day of the preceding Collection Period exceeds (2) the Overcollateralization Amount; or

      (c) If a Reserve Account Increase Condition is in effect, the greater of:

            (i) The amount calculated pursuant to the foregoing clauses (a) or (b), whichever is applicable, and

            (ii) 15% of the Pool Balance as of the last day of the preceding Collection Period.

      "Minimum Specified Reserve Balance" with respect to any Distribution Date means the lesser of (i) $ 2,200,089.59 and (ii) the aggregate outstanding principal balance of the Notes on such Distribution Date (after giving effect to all payments of principal on the Notes on such Distribution Date).


                               Appendix X, Page 17

      "Moody's" means Moody's Investors Service, Inc., or its successor.

      "Motor Vehicle" means a new or used automobile or light duty truck.

      "Motor Vehicle Loan" means a retail installment sales contract secured by a Motor Vehicle originated by AFG or a financial institution.

      "Note" means a Class A Note, a Class B Note, or a Class C Note.

      "Note Depository Agreement" means the agreement among Issuer, Servicer and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Notes, as the same may be amended or supplemented from time to time.

      "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

      "Noteholder" means the Person in whose name a Note is registered on the Note Register.

      "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      "Note Pool Factor" for each class of Notes as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the outstanding principal balance of such class of Notes divided by the original outstanding principal balance of such class of Notes. The Note Pool Factor for each class of Notes will be 1.0000000 as of the Cutoff Date; thereafter, the Note Pool Factor for each class of Notes will decline to reflect reductions in the outstanding principal balance of such class of Notes.

      "Noteholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

      "Noteholders' Interest Distributable Amount" means, for any Distribution Date, the sum of (a) the Class A Noteholders' Interest Distributable Amount, (b) the Class B Noteholders' Interest Distributable Amount and (c) the Class C Noteholders' Interest Distributable Amount, in each case, for such Distribution Date.


                               Appendix X, Page 18

      "Noteholders' Monthly Principal Distributable Amount" means, for any Distribution Date, the Noteholders' Percentage of the Principal Distribution Amount.

      "Noteholders' Percentage" means, (a) 100% for any Distribution Date to the extent the outstanding principal balance of the Notes has not been reduced to 90% of the principal balance of the Notes as of the Closing Date and (b) 94% in all other cases.

      "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

      "Noteholders' Principal Distributable Amount" means, for any Distribution Date, the sum of (a) the Class A Noteholders' Principal Distributable Amount,
(b) the Class B Noteholders' Principal Distributable Amount and (c) the Class C Noteholders' Principal Distributable Amount. In addition, on the Final Scheduled Distribution Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding amount of each class of Notes to zero.

      "Note Register" and "Note Registrar" are defined in Section 2.4 of the Indenture.

      "Obligor" means, with respect to a Receivable, the borrower or co-borrowers under the related Receivable and any co-signer of the Receivable or other Person who owes or may be primarily or secondarily liable for payments under such Receivable.

      "Officer's Certificate" means: (a) for purposes of the Indenture, a certificate signed by any Authorized Officer of Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.1 and TIA Section 314, and delivered to Indenture Trustee; and (b) otherwise, a certificate signed by the chairman, the president, any vice president or the treasurer of Seller or Servicer, as the case may be, and delivered to Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of Issuer.

      "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to Issuer and who shall be satisfactory to Issuer and which opinion or


                               Appendix X, Page 19
opinions shall be addressed to Issuer, Owner Trustee, or Indenture Trustee, as applicable and shall be in form and substance satisfactory to the Issuer.

      "Original Pool Balance" means the Pool Balance as of the Cutoff Date, which is $ 110,004,479.62.

      "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

            (a) Notes theretofore canceled by Note Registrar or delivered to the Note Registrar for cancellation;

            (b) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to Indenture Trustee); and

            (c) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by Issuer, any other obligor upon the Notes, Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether Indenture Trustee shall be fully protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not Issuer, any other obligor upon the Notes, Seller or any Affiliate of any of the foregoing Persons.

      "Outstanding Amount" means the aggregate principal amount of all Notes, or class of Notes, as applicable, Outstanding at the date of determination.

      "Overcollateralization Amount" means, for any Distribution Date, the excess of the Pool Balance as of the last day of the Collection Period preceding such Distribution Date over the outstanding principal balance of the Class A Notes on


                               Appendix X, Page 20
such Distribution Date (after giving effect to any distributions on such Distribution Date).

      "Owner Trust Estate" means all right, title and interest of Issuer in and to the property and rights assigned to Issuer pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of Issuer from time to time, including any rights of Owner Trustee and Issuer pursuant to the Sale and Servicing Agreement.

      "Owner Trustee" means Chase Manhattan Bank Delaware, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

      "Payaheads" means early payments by or on behalf of Obligors on Precomputed Receivables which, in accordance with the Servicer's customary practices, do not constitute scheduled payments or full prepayments and are applied to principal and interest in a subsequent period.

      "Payahead Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Sale and Servicing Agreement.

      "Paying Agent" means (a) when used in the Indenture or otherwise with respect to the Notes, Indenture Trustee or any other Person that meets the eligibility standards for Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of Issuer; and (b) when used in the Trust Agreement or otherwise with respect to the Certificates, Indenture Trustee or any other paying agent or co-paying agent appointed pursuant to
Section 3.9 of the Trust Agreement.

      "Person" means a legal person, including any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Physical Damage Insurance Policy" means a theft and physical damage insurance policy maintained by the Obligor under a Receivable, providing coverage against loss or damage to or theft of the related Financed Vehicle.

      "Physical Property" is defined in the definition of "Delivery" above.

      "Pool Balance" means, at any time, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Defaulted Receivables) at such time.


                               Appendix X, Page 21

      "Precomputed Receivable" means (i) an Actuarial Receivable, (ii) a Rule of 78's Receivable or (iii) a Sum of Periodic Balances Receivable.

      "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

      "Principal Balance" means, as of any time, for any Receivable, the principal balance of such Receivable under the terms of the Receivable determined in accordance with the Servicer's customary practices.

      "Principal Distribution Amount" means, for any Distribution Date, the sum of (a) the Available Principal for such Distribution Date, and (b) the aggregate amount of Realized Losses for the related Collection Period.

      "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

      "Purchase Agreement" means the agreement dated as of the Closing Date between AFG and Seller under which AFG sells Receivables to Seller.

      "Purchase Amount" of any Receivable means, with respect to any Deposit Date and the last day of the related Collection Period, an amount equal to the sum of (a) the outstanding Principal Balance of such Receivable as of the last day of such Collection Period and (b) the amount of accrued and unpaid interest on such Principal Balance at the related Contract Rate from the date a payment was last made by or on behalf of the Obligor through and including the last day of such Collection Period, in each case after giving effect to the receipt of monies collected on such Receivable in such Collection Period.

      "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by Servicer pursuant to Section
4.7 of the Sale and Servicing Agreement or repurchased by Seller pursuant to
Section 3.3 of the Sale and Servicing Agreement.

      "Rating Agencies" means Moody's, Standard & Poor's and Fitch.

      "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof (or such shorter period as shall be acceptable to the Rating Agencies) and that none of the Rating Agencies shall have notified Seller, Servicer, Owner Trustee or Indenture Trustee in


                               Appendix X, Page 22
writing that such action will, in and of itself, result in a reduction or withdrawal of the then current rating of any class of Notes.

      "Realized Losses" means, for any Collection Period, the aggregate Principal Balances of any Receivables that became Defaulted Receivables during such Collection Period.

      "Receivable" means each Motor Vehicle Loan described in the Schedule of Receivables, but excluding (i) Defaulted Receivables to the extent the Principal Balances thereof have been deposited in the Collection Account and (ii) any Purchased Receivables.

      "Receivable Files" is defined in Section 3.4 of the Sale and Servicing Agreement.

      "Record Date" means, with respect to any Distribution Date or Redemption Date, the close of business on the day immediately preceding such Distribution Date or Redemption Date; or, if Definitive Notes or Definitive Certificates have been issued, the last day of the month preceding such Distribution Date.

      "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.1(a) of the Indenture or a payment to Noteholders pursuant to
Section 10.1(b) of the Indenture, the Distribution Date specified by Servicer or Issuer pursuant to such Section 10.1(a) or (b).

      "Redemption Price" means (a) in the case of a redemption of the Notes pursuant to Section 10.1(a) of the Indenture, an amount equal to the unpaid principal amount of the then outstanding Notes plus accrued and unpaid interest thereon to but excluding the Redemption Date, or (b) in the case of a payment made to Noteholders pursuant to Section 10.1(b) of the Indenture, the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a).

      "Required Rating" means a rating with respect to short term deposit obligations of at least P-1 by Moody's and at least A-1 by Standard & Poor's.

      "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.8 of the Sale and Servicing Agreement.

      "Reserve Account Deposit" means an amount equal to $1,650,067.19 deposited in the Reserve Account on the Closing Date.

      "Reserve Account Increase Condition" shall be in effect for any Distribution Date as of which (a) the Average Delinquency Ratio exceeds 2.50% through and including the third consecutive Distribution Date as of which such ratio does not


                               Appendix X, Page 23
exceed and has not exceeded such percentage or (b) the Cumulative Net Loss Ratio exceeds (i) 5.5% for any such Distribution Date occurring on or before March 15, 1998, (ii) 11.00% for any such Distribution Date occurring after March 15, 1998 and on or before September 15, 1998, (iii) 15.00% for any such Distribution Date occurring after September 15, 1998 and on or before March 15, 1999, (iv) 15.75% for any such Distribution Date occurring after March 15, 1999 and on or before September 15, 2000 and (v) 16.00% for any such Distribution Date occurring after September 15, 2000.

      "Reserve Account Property" means the Reserve Account, the Reserve Account Deposit and all proceeds of the Reserve Account and the Reserve Account Deposit, including all securities, investments, general intangibles, financial assets and investment property from time to time credited to and any security entitlement to the Reserve Account.

      "Reserve Account Transfer Amount" means, on any Distribution Date, an amount equal to the lesser of (a) the amount of cash or other immediately available funds on deposit in the Reserve Account on such Distribution Date (exclusive of any investment earnings and before giving effect to any withdrawals therefrom relating to such Distribution Date) and (b) the amount, if any, by which (i) the sum of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods, the Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount for such Distribution Date exceeds (ii) the sum of the Available Interest and the Available Principal for such Distribution Date.

      "Responsible Officer" means, with respect to Indenture Trustee, any officer within the Corporate Trust Office of Indenture Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Managing Director, Assistant Secretary, or any other officer of Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration under the Trust Agreement and also, in either case, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Rule of 78's Receivable" means a Receivable that provides for the payment by the Obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated at the stated Contract Rate for the term of the Receivable and allocated to each monthly payment based upon a fraction, the numerator of which is the number of payments scheduled to have been made prior to the due date for such monthly payment on such Receivable and the denominator


                               Appendix X, Page 24
of which is the sum of all such numbers of payments to be made until the maturity of such Receivable.

      "Sale and Servicing Agreement" means the Sale and Servicing Agreement among Issuer, Indenture Trustee, Key Bank USA, as Servicer, and Key Consumer Acceptance Corporation, as Seller, dated as of the Closing Date, as the same may be amended and supplemented from time to time.

      "Schedule of Receivables" means, with respect to the Motor Vehicle Loans to be conveyed to Seller by AFG and to Issuer by Seller, the list identifying such Motor Vehicle Loans delivered to Indenture Trustee at the Closing.

            "Secretary of State" means the Secretary of State of the State of Delaware.

      "Securities Intermediary" is defined in Section 5.8 of the Sale and Servicing Agreement.

      "Seller" means Key Consumer Acceptance Corporation, a Delaware corporation, and any successor pursuant to Section 6.4 of the Sale and Servicing Agreement.

      "Servicer" means Key Bank USA and each Successor Servicer.

      "Servicer Termination Event" means an event specified in Section 8.1 of the Sale and Servicing Agreement.

      "Servicer's Report" means a report of Servicer delivered pursuant to
Section 4.9 of the Sale and Servicing Agreement, substantially in the form of Exhibit C to that agreement.

      "Servicing Fee" is defined in Section 4.8 of the Sale and Servicing Agreement.

      "Servicing Fee Rate" means 3.50% per annum.

      "Simple Interest Method" means the method of allocating fixed level payment monthly installments between principal and interest, pursuant to which such payment is allocated first to accrued and unpaid interest at the Contract Rate on the unpaid principal balance and the remainder of such payment is allocable to principal.

      "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.


                               Appendix X, Page 25

      "Specified Reserve Account Balance" means, for any Distribution Date, the greater of (a) the Maximum Specified Reserve Balance and (b) the Minimum Specified Reserve Balance as of such Distribution Date.

      "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

      "State" means any one of the 50 states of the United States of America or the District of Columbia.

      "Successor Servicer" is defined in Section 3.7(e) of the Indenture.

      "Sum of Periodic Balances Receivable" means a Receivable that provides for the payment by the Obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed and add-on interest in an amount calculated at the stated Contract Rate for the term of the Receivable and allocated to each monthly payment based upon a fraction, the numerator of which is the principal balance of such Receivable immediately prior to the due date for such monthly payment and the denominator of which is the sum of all principal balances for each monthly payment to be made until the maturity of such Receivable.

      "Supplemental Servicing Fee" is defined in Section 4.8 of the Sale and Servicing Agreement.

      "Total Distribution Amount" means, for each Distribution Date, the sum of
(a) the Available Interest, (b) the Available Principal and (c) the Reserve Account Transfer Amount, in each case in respect of such Distribution Date.

      "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code.

      "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

      "Trust Accounts" is defined in Section 5.1 of the Sale and Servicing Agreement.

      "Trust Agreement" means the Trust Agreement dated as of the Closing Date, between Seller and Owner Trustee, as the same may be amended and supplemented from time to time.


                               Appendix X, Page 26

      "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to Indenture Trustee), including all proceeds thereof.

      "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

      "Trust Property" shall have the meaning set forth in Section 2.1 of the Sale and Servicing Agreement.

      "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

      "USAP" is defined in Section 4.11 of the Sale and Servicing Agreement.


                               Appendix X, Page 27